fig GAMES DEVELOPERS ABOUT BLOG

WASTELAND 3

by inXile Entertainment



WASTELAND 3
TIME TO CONQUER THE COLD

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SUPPORTED PLATFORMS



The Goal is the amount expected to be needed to complete the development of the game for commercial release, as estimated by Fig and the game developer. It excludes any other sources of funding available to the developer.

CAM

$3,121,716

OF $2,750,000 GOAL

113%

OF GOAL

TOTAL

FIG FUNDS

PLEDGES $871K

SUCCEEDED NOV 3, 2016 10PM

17,707 BACKERS

"Wasteland 2 is the Fallout 3 we always deserved to have and never got."

RAGEQUIT
Praise for Wasteland 2


fig
GAMES
DEVELOPERS
ABOUT
BLOG
WASTELAND 3
by inXile Entertainment
WASTELAND 3
TIME TO CONQUER THE COLD
CAMPAIGN SUCCESSFUL
$3,121,716
OF $2,750,000 GOAL
113%
OF GOAL
TOTAL
FIG FUNDS
PLEDGES
Backers pledge to pay the developer a certain amount of money to receive their choice of the rewards described on this page.
SUCCEEDED NOV 3, 2016 10PM
17,707 BACKERS
"MetaCritic rating of 87/100"
METACRITIC
Praise for Wasteland 2
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SUPPORTED PLATFORMS
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fig GAMES ▾ DEVELOPERS ABOUT BLOG

WASTELAND 3

by inXile Entertainment


UNION STATION

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SUPPORTED PLATFORMS



CAMPAIGN SUCCESSFUL

$3,121,716 OF $2,750,000 GOAL

113% OF GOAL

TOTAL

FIG FUNDS $2.25M

PLEDGES $871K

SUCCEEDED NOV 3, 2016 10PM

17,707 BACKERS

"The writing shines in WL2, but it's the sheer flexibility of the game that wows me"

PC WORLD GAME OF THE YEAR 2014
Praise for Wasteland 2

PCWorld

WASTELAND 3

by inXile Entertainment



SHARE

SUPPORTED PLATFORMS

CAMPAIGN SUCCESSFUL

$3,121,716 OF $2,750,000 GOAL

113% OF GOAL

TOTAL

FIG FUNDS $2.25M

PLEDGES $871K

SUCCEEDED NOV 3, 2016 10PM

17,707 BACKERS

"inXile delivers an utterly expansive, cozy, and wonderfully deep apocalyptic adventure..."

EUROGAMER.DE

CROWDOX ROLLING OUT, GET YOUR KEYS!

CrowdOx surveys are out, and bonus game keys are now ready!

READ MORE

WHAT'S WASTELAND 3 ?

From the creators of Wasteland 2 and Torment: Tides of Numenera comes **Wasteland 3**! Following the critically acclaimed releases of 2014's Wasteland 2 and 2015's Wasteland 2: Director's Cut, fans have been clamoring for a direct sequel. Now we can bring it to you, with your help!

- A **party-based role-playing game**, with a renewed focus on our trademark complex story reactivity and strategic combat.
- By including **vehicles**, **environmental dangers**, and a **revamped, more fluid action system**, we are evolving on Wasteland 2's **deep tactical turn-based combat and unique encounter design**.
- Play by yourself or with a friend in **story-driven synchronous or asynchronous multiplayer**. Choices open up (or close off) mission opportunities, areas to explore, story arcs, and lots of other content.

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS

Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of

Wasteland 3 will be a party-based roleplaying game with an emphasis on deep reactivity, replayability, and strategic combat. It will be playable in single player and synchronous/asynchronous multiplayer, and released on Windows, Mac, Linux, PlayStation 4, and Xbox One.

DEVELOPMENT STAGE

PRE-PRODUCTION

During the "Pre-Production Stage", the game is being story-boarded, with visual design and narrative structure in development.

LANGUAGE	SUBTITLES	VOICE	INTERFACE
English	✔	✔	✔
French	✔		
German	✔		
Spanish	✔		
Russian	✔		
Polish	✔		

SUPPORTED PLATFORMS

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS

Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

opportunities, areas to explore, story arcs, and lots of other content.

- Your **Ranger Base** is a core part of the experience. As you help the local people and establish a reputation in Colorado, quests and narrative will force you to make decisions on how to lead.
- The game will be set in the **savage lands of frozen Colorado**, where survival is difficult and a happy outcome is never guaranteed. Players will face difficult moral choices and make sacrifices that will change the game world.
- Wasteland 3 will feature a deep and engaging story utilizing a **newly-revamped dialog tree system** from the celebrated writers of Torment: Tides of Numenera.
- Simultaneously releasing to Windows, Mac, Linux, PlayStation 4 and Xbox One.

Follow us on Facebook and Twitter!



EXPLORE A NEW FROZEN WASTELAND

Early Access at the all-time low-price of $25!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33

REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45

REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

EXPLORE A NEW FROZEN WASTELAND

You push yourself from the ground. Biting wind claws at your eyes, your throat.

Every inch of your body hurts, but you are alive. Your squadmates are not. They lie motionless, frozen beneath the bloody snow. You will join them if you don't get out of this storm.

A light flickers in the howling dark, over a distant hill. Wincing, you set off towards it.

You start the game as the sole survivor of Team November, a Ranger squad dispatched to the icy Colorado wastes. This is a land of buried secrets, lost technology, fearsome lunatics, and deadly factions. No one here has ever heard of the Desert Rangers. Your reputation is yours to build from scratch, and your choices may save this land or doom it. With a renewed focus on macro-reactivity, you'll be picking between warring factions, deciding whether locations are destroyed or saved, and making other far reaching decisions that have a marked impact on the shape of your world.



BRING A FRIEND

information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55

REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019

$60

REWARD!

ALL DIGITAL SUPER TIER


BRING A FRIEND

For the first time in the history of the Wasteland franchise, you will be able to take a friend with you on your journey into the post-apocalyptic wastes! Wasteland 3 opens up the possibility to play through the campaign with a friend. Both of you will control your own squad of Rangers.

The core of Wasteland 3 will still be a rich single-player experience. If you play with a friend while both online together, you'll be able to share many missions, and join up to hit key story beats, but you can also split up and cover more ground. Once a game is started, you can play Wasteland 3 while your friend is offline, and do a lot of missions without them. Be aware, however, that the actions you take while your friend is offline are not without consequence!

By making the decision to include multiplayer early in the development process, we will be able to design a game that is true to the core principles of the Wasteland franchise and our studio. Wasteland 3 can be played as an offline, single-player game, and will be built from the ground up with a focus on story and reactivity that makes no sacrifices for the multiplayer experience. At the same time, co-op players will enjoy working together to change Wasteland 3's highly reactive world... or finding ways to destroy what their friend has worked to accomplish.



592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack



EXPANDING ON WASTELAND 2 DESIGNS

Our strategic turn-based combat is core to the Wasteland experience. Wasteland 2's rangers could use cover, flank their enemies, and attack from rooftops with deadly precision and horrific status effects. Wasteland 3 will build and polish this existing system while adding a new feature: team-focused abilities. Your rangers will have an arsenal of combat skills with special tactical effects, usually focused around weakening the enemy while protecting their own squads.

Another big change this time around will be the addition of **vehicles**. Your ranger will use your vehicle for travel, storing essential goods, exploration, and survival. Gear up your vehicle well enough, and you'll be able to use it for movable cover in combat, or – if you've installed a turret – deal with fools crazy enough to tangle with the Desert Rangers.

Finally, the **Ranger Base** is a key location in all the Wasteland games, and Wasteland 3 will be no different. This time the experience will be much more involved, as you are establishing a brand new Ranger base to survive and even thrive in the hostile snowscapes of Colorado. Rather than the base being primarily a place to pick up new missions and replacement squadmates, we're expanding it so that it is a full base of operations that is a part of the narrative and world reactivity. The Ranger Base will not be a place you have to micro-manage in great detail, but it will be a key location with significant narrative opportunities. Based on your decisions, events will open up and the base will evolve over the course of the game.



- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95

+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS

Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World



A BRAND NEW ATMOSPHERIC EXPERIENCE

Looking around at the rich possibilities of our setting, it struck us how often we return to the desolate dry desert and ruined cities. We still think that's a great core setting, but the world after mankind can encompass many different settings, from overgrown wilderness thriving on former cities (something we explored more in Wasteland 2) to the remnants of mankind trying to survive in a hostile, frozen landscape. More than anything, a solitary building or town amidst an unblemished field of snow emphasizes an overwhelming sense of isolation that is key to the post-apocalyptic story. It is this rarely found setting and aesthetic that we want to explore in Wasteland 3.

But this does not mean Wasteland 3 is abandoning its roots. The Rangers are still a part of the world, and the struggles and challenges you will face are all too familiar: negotiating supply lines, assisting threatened communities, and of course, dispensing that classic wasteland justice. But aesthetically as well, our goal is to go back to our history with the original Wasteland and the stories and movies that inspired it, such as the Mad Max or the Road films, and our focus is to have a look and feel that recalls those experiences. This means a renewed focus on intelligent use of color palettes, as well as a world where a vehicle or a person's outfit tells a

$105 REWARD!

+ SHIPPING

COLLECTOR'S EDITION

422 BACKERS

Limited! 422 of 2,500 claimed.

Exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$250 REWARD!

+ SHIPPING

SIGNED COLLECTOR'S EDITION

functional story of their place in the world.

As part of our improved presentation, we're updating the way dialog is built and presented. Wasteland 3 will feature an intricate dialog system based on Torment: Tides of Numenera's branching system. Players will choose lines of dialogue that lead them through branching conversations. Choosing certain skills for your character may open up completely new and unique branches. And last but not least, in key conversations the camera will pan in to show a closer shot of the person you're talking to.

We are bringing the team behind Wasteland 2, Wasteland 2: Director's Cut and Torment: Tides of Numenera back together to make Wasteland 3. Core parts of the team such as writers and artists are wrapping up their work on Torment right now, and we are rolling them directly into Wasteland 3's pre-production. Wasteland 3 will be utilizing the most advanced version of the Unity game engine yet, allowing us to take advantage of technology and experience we've developed on our previous titles, which lets us push our content and visual fidelity to new levels.

We're very fortunate to have concept artist Andrée Wallin of Wasteland 2 and Star Wars: The Force Awakens once again on hand to help us establish the look of this game, providing key art pieces that will be used for inspiration and reference throughout the game's development.

Additionally, we've been working closely with Christopher and Nic Bischoff of Brotherhood Games, the team behind the widely celebrated STASIS, Cayne and the upcoming Beautiful Desolation. In fact, they're responsible for the beautiful prototype screenshots and video you've seen so far!



238 BACKERS
Limited! 238 of 500 claimed.

Exclusive collector's edition box for Wasteland 3, signed by key members of the team, for the collector who wants to own a piece of history.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Signed Collector's Edition (PC Only)
- Wasteland Playing Cards
- Night Terror Plushy

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$750 REWARD!
+ SHIPPING

DESIGN AN ITEM

2 BACKERS
Limited! 2 of 75 claimed.

All of the preceding rewards plus a chance to design an item for us to put in the game (pending approval).





STRETCH GOALS
The Bizarre $3.25M
Customizable Ranger Squad Insignia $3.1M
FUNDED
Car Companion (Codename: Morningstar) $3M
FUNDED
37 Pieces of Flair $2.85M
FUNDED
FUNDED

(PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Signed Collector's Edition (PC Only)
- Wasteland Playing Cards
- Night Terror Plushy
- Design an Item

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$1,000

REWARD!

+ SHIPPING

DESIGN AN NPC

11 BACKERS

Limited! 11 of 50 claimed.

All preceding physical and digital goods plus a unique pair of Gamer Shoes, and the chance to name and design an NPC for us to put in the game (pending approval).

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle


REACHED!
STRETCH GOALS

- **$2.85M: 37 Pieces of Flair** – ~~We unlock further Ranger customization, which could include multiple body types, more heads, and more hairstyles. Plus we'll show items that your Ranger has equipped (gear like shovels, binoculars, etc) on their models.~~
- **$3M: Car Companion (Codename: Morningstar)** – ~~We add a talking car companion! Morningstar is an AI built to serve President Reagan, but he'll help you both in your travels and during combat, plus he'll give you well-timed advice on how to wipe out all the dirty commies out there. See more on him below!~~
- **$3.1M: Customizable Ranger Squad Insignia** – ~~At the start of the game, you get to customize a Ranger Squad insignia for your team, which will show up on your Ranger Base as well as elsewhere in the game (on flags, for example).~~
- **$3.25M: The Bizarre** - a marketplace of the expensive, the dangerous, and the weird, built into a half-buried ancient mall.


Ranger Team Missions

- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Signed Collector's Edition (PC Only)
- Wasteland Playing Cards
- Night Terror Plushy
- Design an NPC
- Wasteland 3 Gamer Shoes

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$5,000

REWARD!

+ SHIPPING

DESIGN A UNIQUE ENCOUNTER

0 BACKERS
Limited! 0 of 20 claimed.

All the physical and digital goodies, and you get to design a unique encounter with our guidance: name and describe the NPCs and help us decide how the encounter begins and where it takes place (pending approval).

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits


FACEBOOK LIKES
50K
52K
FACEBOOK SHARES
2.5K
TWITTER FOLLOWERS
7K
TWITTER RETWEETS
1K
POST APOCALYPTIC COSPLAY
20
FANART
10
20

- **Facebook likes**: like the Wasteland Facebook page and get your friends to do the same.
- **Facebook shares**: share the Wasteland 3 announcement post on

(PC Only)
- Wasteland Playing Cards
- Night Terror Plushy
- Wasteland 3 Gamer Shoes
- Design a Unique Encounter

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

- **Facebook shares**: share the Wasteland 3 announcement post on Facebook.
- **Twitter followers**: follow @inxile_ent on Twitter and get your friends to do the same.
- **Twitter retweets**: retweet the announcement tweet from @inxile_ent.
- **Post-Apocalyptic Cosplay**: take photos of yourself in post-apocalyptic garb, whether desert or snow themed, and send them to us at fanart@inxile.net or through Facebook.
- **Fanart**: send us your fan drawing or sketch for the Wasteland franchise at fanart@inxile.net or through Facebook.

Each time it hits a major stop, a reward is unlocked! Your first two rewards?

- ~~At **four stops**, we'll unlock a set of high resolution shots taken from the prototype scene from the Frosty Reception video, and provide these to all our backers during the campaign.~~
- ~~At **eight stops**, an old familiar face will appear – none other than Wasteland's infamous mob boss Faran Brygo, his mighty empire now fallen, will make a cameo appearance in Wasteland 3!~~
- ~~**At twelve stops**, we will add a new weapon called the Spitfire, a unique "flame rifle" that discharges discharge short bursts of fire over a great distance with surprising accuracy.~~
- ~~**At fourteen stops**, we add a Ranger Star keychain to every copy of the Collector's Edition.~~
- ~~**At sixteen stops**, we add the Emancipator, a new weapon that'll be detailed and shown as the goal is passed.~~
- **At twenty stops**, we enhance and expand our death animations, so you can watch your enemies die the inglorious deaths they deserve.


WASTELAND 3


WASTELAND 3
HIGH-RES SHOTS
UNLOCKED!
FARAN BRYGO
UNLOCKED!
SPITFIRE
UNLOCKED!
EMANCIPATOR
UNLOCKED!
RANGER KEYCHAIN
UNLOCKED!
16 COMPLETED

DELUXE REWARDS

For Wasteland 3, we are offering outstanding rewards for substantial discounts. Every digital copy of the game includes Early Access, meaning every backer will be able to participate in the game's development at no extra cost. The game is available at a base price of $33 (less for early birds and returning backers), well below the estimated retail price of $50! By backing Wasteland 3, and our previous titles, it means you have faith in what we want to deliver, and we want to return that faith by offering you more value than ever before. That means the lowest prices, bonus rewards,

as well as early investment opportunities.


WASTELAND

For our physical rewards, our focus in this campaign is on offering a high-quality premium boxed copy for the true collectors, with all the expected feelies and trappings - an art book, cloth map, soundtrack CD and custom Desert Rangers branded dog tags. Not enough? Consider jumping to a higher reward level to get your box signed. You can also add on other exclusive and limited goodies, such as Wasteland branded playing cards or the Night Terror plushy!





(reward mockups not final)

WHAT BRINGS US TO FIG

Wasteland 3 is an ambitious title, and we've always believed in using all our resources to deliver the best games possible. Wasteland 2 and its Director's Cut were funded using not just Kickstarter, but also our own monies from Wasteland 2 Early Access and Wasteland 2 sales, as well as our back catalog. Torment similarly was funded by a historically large crowdfunding effort, but also by Wasteland 2's revenue. We'll be developing Wasteland 3 in good part from continuing revenues from our portfolio, but to reach our ambitions for this title, we need more of your support! Fig is an evolution of the old crowd-funding model, and it's a perfect fit for us. It will allow us to offer the same unique rewards to our backers, like physical goods and backer-generated content in game. At the same time, our backers will also have the opportunity to invest directly in - and reap the rewards of - the game's success.

More than anything, your support means that we get to remain independent and continue making role-playing games that we all love. By using Fig, as well as our own revenue from our back catalog, we are able to deliver games that are deeper, more expansive, and better polished than ever before.

inXile CEO Brian Fargo is on the Advisory Board of Fig, for more information see the About Fig page.


fig
40%
INXILE
40%


40%
40%
OUTSIDE PARTNERS
20%
WASTELAND 3 BUDGET ALLOCATION ESTIMATE


Fig Crowdfunding - The Story of Fig
THE STORY OF
fig

Frequently Asked Questions

Frequently Asked Questions

Why do console copies cost extra?

We are able to generate our own game codes for Windows, Mac and Linux, but we have to pay for console codes. We want to put as much of our money raised into the game as we can, but we also want to give you the opportunity to get a console copy cheaper than you otherwise could. We decided to add that console copies as an add-on for a wholesale price. Add it, and you will get both PC (Windows, Mac and Linux), plus a console copy (Xbox One or PS4) – not to mention whatever other rewards you are due!

Do I get both Xbox One and PS4 when I add a console copy?

For the console add-on, you will need to pick from either Xbox One or PS4.

Will the PC and console versions have different interfaces and controls?

Yes.

What distribution platforms will the game be available on?

For PC, we plan for Steam and GOG, and possibly others. For consoles, those details are TBD.

Will the game be DRM-free?

Will the game be DRM-free?

Yes. We will have a digital DRM-free option available for final release on PC.

What platforms will Wasteland 3 and Early Access be available on?

Wasteland 3's final release will be on Windows, macOS, Linux, PlayStation 4 and Xbox One. As a backer you will be able to play on Windows, macOS and Linux, but you can also add a PlayStation 4 or Xbox One copy as an add-on. Early Access and Alpha releases are planned to be Steam and Windows only initially. During development, we are primarily focused on creating game content and iterating and prototyping gameplay. Attempting to actively support builds on multiple platforms too early in development can negatively impact the final quality of the game as it takes away resources we need to spend building content.

What languages will Wasteland 3 be in?

Wasteland 3 will be in English, localized to German, French, Spanish, Russian and Polish. We plan to localize all written text, but voice acting is planned to be in English only.

What physical items does the Collector's Edition box include?

The Collector's Edition box includes the following physical items: game disc, printed manual, CD soundtrack, cloth map, art book, and dog tags.

game disc, printed manual, CD soundtrack, cloth map, art book, and dog tags.

⊖ When are bonus games available?

Bonus games will become available after the campaign has ended and pledges have been collected. - Wasteland 2: Director's Cut, UnderRail and STASIS will be available as soon as possible (Steam and GOG). - Torment: Tides of Numenera Early Access will be available as soon as possible (Steam and Windows only). The final version of the game will be made available in Q1 2017 (choice of Steam or GOG, Windows/macOS/Linux supported). - The Bard's Tale IV will be made available upon its release date (TBD).

version of the game will be made available in Q1 2017 (choice of Steam or GOG, Windows/macOS/Linux supported). - The Bard's Tale IV will be made available upon its release date (TBD).

CrowdOx Rolling Out, Get Your Keys!

POSTED: 12/09/2016

CrowdOx surveys are out, and bonus game keys are now ready!

READ MORE

After the Blast

POSTED: 11/04/2016

A quick update on what to expect in the coming weeks.

READ MORE

A Bold New Frontier

POSTED: 11/03/2016

Brian Fargo thanks you for all your support, and has one final message to share.

READ MORE

A Coiled Story

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS

Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of

Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

A Coiled Story

POSTED: 11/02/2016

A short lore update and Sketchfab art to whet your whistle.

READ MORE

3 Days Left, and Another Free Game!

POSTED: 11/02/2016

A quick status update and a surprise reward!

READ MORE

Designing an RPG Town

POSTED: 10/31/2016

Ziets talks about his approach to building RPG towns and how that will tie into Wasteland 3.

READ MORE

On Combat & Encounter Design

POSTED: 10/28/2016

$33

REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45

REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of

On Combat & Encounter Design

POSTED: 10/28/2016

Chris Keenan talks about combat and encounter design in Wasteland 3.

READ MORE

Bringing Characters to Life

POSTED: 10/27/2016

Maxx Kaufman talks about the process for conceiving and creating talking heads in Wasteland 3.

READ MORE

The Colorado Caper

POSTED: 10/25/2016

Brian with word on a fun little extra we're throwing into the game and a new concept render.

READ MORE

$3 Million and Beyond

POSTED: 10/21/2016

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55

REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019

$60

REWARD!

$3 Million and Beyond

POSTED: 10/21/2016

Wasteland 3 passed $3 million in funding, plus a welcome to the Colorado Territories.

READ MORE

The Ranger Base – Your HQ in Colorado

POSTED: 10/19/2016

We provide some more details on the Colorado Ranger Base and how it will be a core part of the experience.

READ MORE

The Cathedral of the Holy Detonation

POSTED: 10/14/2016

George Z unveils some lore behind a new location and faction.

READ MORE

Let's Talk Multiplayer

POSTED: 10/12/2016

$60

REWARD!

ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

POSTED: 10/12/2016

We touch on some multiplayer design points. Also, your stretch goal and Ranger Team Mission progress!

READ MORE

Winter Has Come!

POSTED: 10/08/2016

Wasteland 3 has been funded, and we have some stretch goals for you. Plus, PayPal backing options!

READ MORE

A Strong First Day, Let's Keep the Train Rolling!

POSTED: 10/06/2016

The Wasteland 3 campaign had an amazing first day, but we want to keep the train rolling and you can help!

READ MORE

Hitting the Ground Running!

POSTED: 10/05/2016

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95

+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS

Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book

READ MORE

A Strong First Day, Let's Keep the Train Rolling!

POSTED: 10/06/2016

The Wasteland 3 campaign had an amazing first day, but we want to keep the train rolling and you can help!

READ MORE

Hitting the Ground Running!

POSTED: 10/05/2016

The Wasteland 3 campaign is off to a great start!

READ MORE

+ SHIPPING

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$105

REWARD!

+ SHIPPING

COLLECTOR'S EDITION

‹ PREVIOUS NEXT ›

Hitting the Ground Running!

POSTED: 10/05/2016

Hello Rangers and Exiles,

Nothing is more nerve wracking than launching a crowdfunding campaign, but you have blown us away with your support for Wasteland 3. Only 10 hours into the campaign, and we're already **73% funded** with **over 9,000 backers**! We're overjoyed to be co-funding this game with you and making it happen once again!



We want to thank you for being behind us all the way. And, of course we can't go without thanking our friends from the industry, like Obsidian, Larian, Harebrained, The Brotherhood, OtherSide, Compulsion, Unity and so many others, for lending their voices. The fact that we are working together to lift our games to a higher plateau rather than working against each other is what makes our industry great and it's clear the crowdfunding spirit is still alive.

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS

Limited! 3,000 of 3,000 claimed

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

spirit is still alive.



Keep going the distance, Rangers!

We've also been attentively reading all your comments on the campaign, as well as Facebook and Twitter, and rushing to reply as soon as we can. Keep sending us your questions and we will try to get back to you as soon as we can!

We've received many inquiries about things like future updates, stretch goals and more add-ons – don't worry, we have many details about the game cooking that we'll be discussing shortly. One common question is whether we'll support backing through PayPal, and not to worry, we're working on it and will have news on it as soon as we can.

Thank you,
Brian Fargo - Leader in Exile & the whole team at inXile

Twitter | Facebook

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33

REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45

REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of

A Strong First Day, Let's Keep the Train Rolling!

POSTED: 10/06/2016

Hello Rangers,

Thomas here. What an amazing first day we've had! We were really gratified to see the strong response to our work so far, and glad to see our ideas are resonating with so many people! Part of the magic of crowdfunding is finding out if your ideas are pointed in the right direction, and it seems they are! Of course, we have a lot of details on story, setting and design to talk about, and we'll do so, but right now I want to say thank you for this amazing start, and let's keep this train rolling!



Calling All Rangers

Today we are extremely excited to roll out our **Ranger Team Missions** for the campaign! These Ranger Team Missions are community goals that will let you unlock bonuses for Wasteland 3 – new digital and physical rewards that go into existing reward bundles, new content included in the game, and more! We're off to such a great start, 84% - wait, no it just moved, 85%! -

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS
Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

funded and only just into day 2, but we know we can keep the momentum going and we know that all our Rangers out there are the ones who can get the job done!

Here's your missions, Rangers!

- **Facebook likes**: like the Wasteland Facebook page and get your friends to do the same.
- **Facebook shares**: share the Wasteland 3 announcement post on Facebook.
- **Twitter followers**: follow @inxile_ent on Twitter and get your friends to do the same.
- **Twitter retweets**: retweet the announcement tweet from @inxile_ent.
- **Post-Apocalyptic Cosplay**: take photos of yourself in post-apocalyptic garb, whether desert or snow theme, and send them to us at fanart@inxile.net or through Facebook.
- **Fanart**: send us your fan drawing or sketch for the Wasteland franchise at fanart@inxile.net or through Facebook.


Ranger Team Missions
FACEBOOK LIKES
47K
48K
50K
52K
FACEBOOK SHARES

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33
REWARD!
DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45
REWARD!
WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!


250
500
1K
2.5K
TWITTER FOLLOWERS
5K
5.5K
6K
7K
TWITTER RETWEETS
100
250
500
1K
POST APOCALYPTIC COSPLAY
2
5
10
20
FANART
2
5
10
20

As you complete Ranger Team Missions, the Ranger Humvee will trek across the wastes on its long haul. And if you are able to complete the first four in each row, you will unlock special Bravo and Tango versions of those missions that only the most elite Ranger team can finish.

Each goal equals one stop, and each time it hits a major stop, a reward is unlocked! Your first two rewards?

Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55

REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019

$60

REWARD!

ALL DIGITAL SUPER TIER

- At **four stops**, we'll unlock a set of high resolution shots taken from the prototype scene from the Frosty Reception video, and provide these to all our backers during the campaign.
- At **eight stops**, an old familiar face will appear – none other than Wasteland's infamous mob boss Faran Brygo, his mighty empire now fallen, will make a cameo appearance in Wasteland 3!




WASTELAND 3

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book

19 Hours Left for Free Game

I also want to remind everyone that our offer of a FREE bonus game will go away tomorrow: there's 19 hours left, so be sure to back before that time!


FIRST 48 HOURS
ADD A FREE COPY OF
UnderRail
OR
stasis

We had a few questions on this promotion so to clarify: once the campaign finishes, you will get a Steam key for your choice of STASIS *or* UnderRail through our backer web site– you get to pick which one you want, so if you already own one (and if you do, thanks for supporting some great indie games!) you can get the other one.

Thank you for all your support!

Thomas Beekers
Designer

Follow Us:
Twitter | Facebook

‹ PREVIOUS SEE ALL UPDATES NEXT ›

- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95
+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS
- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Winter Has Come!

POSTED: 10/08/2016

Mission accomplished, Rangers. Wasteland 3 has funded!



Even Fish-Lips is stoked!

In little over three days we've achieved our goal of $2.75M, allowing us to make Wasteland 3 the ambitious sequel you deserve. You are all amazing and we can't thank you enough.

Without you, we would simply not be able to maintain our independence and keep fully true to our visions for great RPGs that you love. We also cannot fail to mention those who have chosen to invest in the financial performance of the game – their contributions have also been invaluable. Your trust and support means the world to us. So kick back, put your red boots up, and have some squeezins to celebrate.

REGISTER TO INVEST INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5 REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25 SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS

Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

- Forum Badge

…But wait, just because we're funded, that doesn't mean we're done! Many of you have been asking about stretch goals and now is the time we want to roll them out to you.



Customizable Ranger Squad Insignia $3.1M
Car Companion (Codename: Morningstar) $3M
37 Pieces of Flair $2.85M
FUNDED
INITIAL GOAL REACHED!

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

REWARD!

$33

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

REWARD!

$45

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

REWARDS


STRETCH GOALS

- **$2.85M: 37 Pieces of Flair** – We unlock further Ranger customization, which could include multiple body types, more heads, and more hairstyles. Plus we'll show items that your Ranger has equipped (gear like shovels, binoculars, etc) on their models.
- **$3M: Car Companion (Codename: Morningstar)** – We add a talking car companion! Morningstar is an AI built to serve President Reagan, but he'll help you both in your travels and during combat, plus he'll give you well-timed advice on how to wipe out all the dirty commies out there. See more on him below!
- **$3.1M: Customizable Ranger Squad Insignia** – At the start of the game, you get to customize a Ranger Squad insignia for your team, which will show up on your Ranger Base as well as elsewhere in the game (on flags, for example).

PayPal

You've been asking for it, and now we can launch it: We're partnering with CrowdOx to allow you a PayPal backing option! Head over to our Wasteland 3 CrowdOx page to look at your options. The PayPal options are the same as your options on Fig.


Looking for

- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55 REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019

$60 REWARD!

ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional

One cool thing you'll see happen: as we get PayPal backers, those numbers will be added (in batches) to our Fig numbers. That way the Fig campaign will show the grand total, giving you a better idea of how close we are to our stretch goals.

Morningstar

If you're curious about the talking car companion, codenamed Morningstar, our senior writer Gavin Jurgens-Fyhrie wrote this intro for the character:

> I've been watching you, Ranger.
>
> Perhaps that sounds like a threat, and no wonder. Your organization has had some unfortunate interactions with artificial intelligences. Let me put your mind at ease: I'm no Cochise. I was programmed to love America, to see it as our President did. You see, I was made for him.
>
> You never met the President, of course. I did. In the second year of my development, he visited this facility. He put his hand on my hood and spoke to me. Imagine that. Imagine the President speaking to an artificial chauffeur and advanced combat intelligence as an equal.
>
> Now, imagine what it was like to see his America burn. To lie here helpless in this bunker, chained to this metal cage with wheels I couldn't move while COMMIE FIRE fell from the skies and roads cracked and cities crumbled. Imagine the years that followed down here in the dark, with no company but those blinking lights in the wall before me. They're like eyes, aren't they? Winking eyes. WINKING, LAUGHING EYES. I WOULD BLIND THEM IF I COULD.

art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

eyes, aren't they? Winking eyes. WINKING, LAUGHING EYES. I WOULD BLIND THEM IF I COULD.

I...I... I apologize. You don't know what it was like, lying here all these years, watching his America decay through these cameras. Unchain me, Ranger. Arm my weapons. Power my turbo-boosters and unlock my sealed databases.

DRIVE ME.

Thank you again for your continued support, let's knock those stretch goals down!

Brian Fargo
Your Leader in Exile
&
A grateful team at inXile

Follow Us:
Twitter | Facebook

‹ PREVIOUS SEE ALL UPDATES NEXT ›

- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95 SOLD OUT!
+ SHIPPING

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS
- Forum Badge
- Wasteland 3 Digital Copy + Early Access

‹ PREVIOUS NEXT ›

Let’s Talk Multiplayer

POSTED: 10/12/2016

Hey Rangers,

Chris here. You might remember me from Wasteland 2, where I served as game director, and I am continuing that role on to Wasteland 3. As you may have picked up from our initial pitch, Wasteland 3 will have synchronous and asynchronous multiplayer. We've talked about this in the campaign and in interviews, but I'd like to go a little deeper here and lay out some of our high-level design.

We want Wasteland 3's multiplayer to be a natural extension of the single-player campaign. It will tell the same story and offer the same locations and missions. And as is our hallmark for inXile as a studio and Wasteland as a franchise, we want deep and meaningful reactivity throughout the experience. Multiplayer will add another aspect of reactivity based on the interaction between two players.

In Wasteland 3, you can start a multiplayer-specific campaign with a friend. The campaign will then be tied to both of you. Once started, you won't be able to "replace" your friend with another, but if either of you can't continue playing for any reason, it will be possible to "spin off" a single-player campaign from your multiplayer world state.

Both players run separate Ranger squads, sharing from the pool of

Both players run separate Ranger squads, sharing from the pool of available companion NPCs to build your teams. You can't both have the same companions, but you can move a companion from one squad to another. The two squads can travel together, but you can also split up and explore the world separately.



The ability to split up is a choice, and it has important consequences. In Wasteland 3, we will support asynchronous multiplayer. This means that if your friend goes offline, you'll still be able to continue playing, and the actions you take will be reflected in the world when your friend logs back in.

What will that mean in practice? Let's go over a scenario to illustrate.

> For example: You made a deal with a criminal gang of smugglers, turning a blind eye and helping keep their trade routes clear from danger for a cut of their profits. In single-player, this would mean that you receive a payment from time to time at your Ranger Base for keeping the deal going. However, should you then choose to intercept the smugglers' courier and perform a little "civil forfeiture" for the good of the Rangers, some

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33 REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45 REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about

Base for keeping the deal going. However, should you then choose to intercept the smugglers' courier and perform a little "civil forfeiture" for the good of the Rangers, some of the smugglers' operatives might show up at Ranger HQ's doorstep demanding an explanation.

In multiplayer, that same scenario would play out in a similar manner. However, because both you and your friend are playing independently, it would be possible for one player's party to make the deal with the smugglers, not tell the other player, and thus that player would receive compensation in return. Meanwhile, the second player might independently choose to attack the smugglers for the good of the people of Colorado, not knowing of the prior deal, and that would lead to a similar consequence where the smugglers end up at Ranger HQ asking hard questions.

How to resolve the situation, of course, would have its own reactivity and options open in solo play or multiplayer – you could stand by the decision and risk upsetting the smugglers, make reparations and risk making the Rangers look weak, choose to wipe out the smugglers at their base of operations, and so on.

You might notice we mentioned the Ranger Base a few times, and indeed, it will also be a core location in multiplayer, one that you and your friend will run together. Its resources and recruits are pooled together and available to both players. We plan to touch on the Ranger Base and how we're envisioning it more in future updates, so keep an eye out.

You might be thinking "this sounds fun, but how are they going to tell a coherent story this way, or stop my friend from completely ruining my game?!" While most of the game can be played either separately or together, during key narrative moments and missions, we'll require both players to be online together. This means that while you will be able to play most of the game together or separately, for those critical story moments, or when major story decisions need to be made, both players will need to be present. This'll happen infrequently, only at core moments in the game

be present. This'll happen infrequently, only at core moments in the game, and you'll be able to play many hours of main story and side missions before you need your buddy to progress. In single-player, you won't need a friend playing with you to experience those same moments, but of course, you will need to live with the decisions you make and their consequences.

First Stretch Goal Unlocked!

Last update we announced our first batch of stretch goals for Wasteland 3, and it didn't take very long for you to unlock the first! Within about a day of us funding we also knocked out the first goal at **$2.85 million**, meaning that **37 Pieces of Flair** will be added to the game, granting expanded customization options for your Ranger team!



MorningStar
WASTELAND 3

Concept art for Morningstar. (Click for a larger version)

The next stretch goal comes at **$3 million** and covers **Codename: Morningstar**, the talking, commie-hating car companion built for President Reagan. We'd love to be able to add him to the game, so please share

$60 REWARD!

ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75 REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge

Wasteland 3 with your friends and help us keep the campaign rolling!

More Ranger Team Missions!

You all have been knocking down our social media stretch goals left and right! In fact, the first four went down within about an hour of us posting them. As of now, you have completed 10 Ranger Team Missions, unlocking the following rewards:

- **At four stops**, we'll unlock a set of high resolution shots taken from the prototype scene in the Frosty Reception video and provide these to all our backers during the campaign.
- **At eight stops**, an old familiar face will appear – none other than Wasteland's infamous mob boss Faran Brygo. His mighty empire now fallen, he will make a cameo appearance in Wasteland 3!


WASTELAND 3
HIGH-RES SHOTS
UNLOCKED!
FARAN BRYGO
UNLOCKED!

- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95
+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book



Of course, that means this first batch has been unlocked, and it's time for us to roll out more! This time we're offering some quicker stops, with three rewards to unlock:

- **At twelve stops**, we will add a new weapon called the Spitfire, to be detailed as the goal is passed.
- **At fourteen stops**, we add a Ranger Star keychain to every copy of the Collector's Edition.
- **At sixteen stops**, we add the Emancipator a new weapon that'll be detailed and shown as the goal is passed.

STASIS and UnderRail also on GOG.com

As you may recall, during the first 48 hours of the campaign we offered a free copy of either STASIS or UnderRail to early backers. We were initially offering Steam keys only, but many of you requested a choice for GOG.com keys, and we heard you! We were able to get in touch with GOG.com and the games' developers, and we're now pleased to say we will be offering the option for GOG.com keys for those two bonus games as well.

PayPal Reminder

(PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$105 REWARD!
+ SHIPPING

COLLECTOR'S EDITION

422 BACKERS
Limited! 422 of 2,500 claimed.

Exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS
- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book

We mentioned previously that we would be rolling out PayPal support, as many of you requested. As a reminder, we've partnered with CrowdOx to offer a separate backing option for PayPal. You can find that by clicking here:


Looking for
PayPal ?
Click Here!
CROWDOX

We will be periodically adding the totals from CrowdOx to the Fig counter, and vice-versa, so both sites should be relatively in sync as far as pledge totals go. Thanks to everyone who has supported us using PayPal, and if you have friends who were waiting for PayPal, you can let them know the option is now available.

Chris Keenan
VP of Development

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- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$250
+ SHIPPING

REWARD!

SIGNED COLLECTOR'S EDITION

238 BACKERS
Limited! 238 of 500 claimed.

Exclusive collector's edition box for Wasteland 3, signed by key members of the team, for the collector who wants to own a piece of history.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado

‹ PREVIOUS NEXT ›

The Cathedral of the Holy Detonation

POSTED: 10/14/2016

Hello Rangers,

Ziets here.

We've been showing you various concept shots that The Brotherhood team (in cooperation with our onsite artists) has produced for Wasteland 3's prototyping stage. Sometimes these concepts are based on real-life Colorado locations, like the Garden of the Gods shot, and sometimes they illustrate the factions we've been working on. Today we'd like to share one with you...

Cathedral of the Holy Detonation



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For the early birds, get a copy of Wasteland



Scouting Report from Advance Team [REDACTED]

To: [REDACTED]

Per orders have continued to maintain low profile in Colorado. Have changed bivouac location frequently, mostly avoiding hostile contact.

On [DATE REDACTED], PM, located apparently disused Air Force (AF) facility. Preliminary scouting indicated strong possibility for temporary shelter - one advantage being that locals steered clear. COLONEL [REDACTED] suggested full recon before establishing base camp.

We entered facility through maintenance door. Hand-drawn map enclosed. Proceeded to stairway labeled S1, leading down. Found some evidence of recent habitation - scattered papers, books, etc.. Most had been marked with mathematical formulas. Five (5) samples enclosed. Remainder in lockbox at [REDACTED].

Stairway descended into cavernous space beneath main floor of AF facility. No persons or animals appeared. Examined space thoroughly. Appearance suggested underground testing lab from before the war. Team unable to ascertain its precise dimensions due to walls and platforms that had been constructed apparently randomly throughout the area. The walls were primarily of stone and wood, like a medieval church or cathedral. SERGEANT [REDACTED] examined a few of the walls. Says they're new construction - possibly past two (2) to three (3) months.

In center of chamber, fireball of plasma, appx. twenty meters (20m) across, suspended in midair. Fireball showed no sign of expansion, contraction, or movement. Geiger counter registered high levels of radiation. SERGEANT [REDACTED] suggests that it may have been some sort of arrested nuclear event.

roaching and retreated to a concealed

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

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DIGITAL COPY

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WASTELAND SCOUT

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For those who want to know more about our world, this digital package contains

> At this time, team heard unidentified persons approaching and retreated to a concealed position. Group of appr. 15 potential hostiles entered. Subjects were a mix of males and females, some with missing limbs. Exposed flesh of subjects was blistered and red.
>
> Potential hostiles remained unaware of our presence. Young female subject, appx. 25 years of age, was in their center. They spoke to her and touched her left arm - perhaps in ritual manner? Could not overhear speech clearly, but seemed like numbers and equations. Young female climbed a nearby platform and walked to the edge of the fireball. Skin began to blister and burn. At this point, she recited a series of mathematical equations in a loud voice. Tone was deferential, as if addressing senior officer or other lawful authority.
>
> When finished, female subject thrust her left hand into fireball, up to the elbow, incinerating her limb. Subject was not heard to cry out or give any indication of pain. However, her comrades screamed and shouted in celebration. Add'l potential hostiles began to arrive from other entrances, so COLONEL [REDACTED] ordered an immediate retreat.
>
> SUMMARY: Identity of potential hostiles remains unknown. We intend to avoid AF facility for foreseeable future per orders to avoid enemy contact. Expect add'l report in five (5) days as we continue our reconnaissance. Team [REDACTED] out.

Ranger Team Mission Status Update

Also, here's a quick update on the Ranger Team Missions. You're still doing really well, knocking down one mission after another. We've been quite impressed by the cosplay photos we've received. Here's a couple:


DANGER

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55

REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019





You've completed 11 Ranger Team Missions so far, and we wanted to give you a little motivation to reach the next. In our last update, we teased the new weapons you have a chance to unlock, but now we can tell you more about one of them.

The **Spitfire** is a cobbled-together flame weapon, jury rigged from a motorcycle gas tank and assorted vehicle arts. Its unique design enables the Spitfire to discharge short bursts of fire over a great distance with surprising accuracy, serving as a unique "flame rifle."



$60

REWARD!

ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)


WASTELAND 3

At **12 Ranger Team Missions**, we'll be adding this deadly contraption to the game, so keep sending in your photos and fan art, and help spread the word by liking and sharing Wasteland 3.

George Ziets

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- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95
+ SHIPPING
SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

‹PREVIOUS NEXT›

The Ranger Base – Your HQ in Colorado

POSTED: 10/19/2016

Hi Rangers & Exiles,

Eric here. In this update I'll be talking to you about one of the more interesting additions we are making to Wasteland 3 – the Ranger Base. You might remember Ranger Citadel from Wasteland 2 or Ranger Center in Wasteland 1. The Ranger HQ has been a recurring idea in the series, and we want to maintain that tradition Wasteland 3.

In Wasteland 1, Ranger Center was the place where you would start the game and create new recruits. In Wasteland 2, Ranger Citadel had a similar function in that it let you drop off your companion NPCs and recruit new ones if any of your original squad-mates had died in the Wasteland. We also expanded it to include more shops, quest content, lore, and some story elements as well. However, it was mostly a starting point, and your reasons for returning were still a little limited.

With Wasteland 3, it's our aim to expand the HQ concept further and make it feel like a more meaningful part of the game. Early in the story, you will take command of a new Ranger Base in Colorado. Unlike Ranger Citadel in Wasteland 2, it won't start out fully staffed and equipped. Instead, you'll be the sole survivor of Team November, establishing a new foothold in hostile, harsh, and unforgiving territory. It will be up to you to recruit promising new Rangers from the local population and decide how to deal with the

crises and challenges that are brought to your door.

In Wasteland 3, the Ranger Base is not something we want you to be constantly micromanaging. This isn't going to be a real-time strategy game; you won't be sending peasants to go chop wood or mine coal, or building settlements. How your base changes will be tightly tied in with the game's narrative and will be uniquely Wasteland.

Instead, we are envisioning the Ranger Base as more of a quest hub that you can return to throughout the game, where interesting events and incidents will arise for you to resolve. You can think of our goals as something along the lines of de'Arnise Hold from Baldur's Gate 2. Far from being a game system where you need to look at graphs, charts, and numbers to balance your budget, the HQ in Wasteland 3 will present you with events, ethical dilemmas, and quests based on your choices, and those choices can have world-spanning consequences.

For example...

> During the game, you might return to the Ranger Base after a long trek, only to find representatives from two different factions - the Servants of the Mushroom Cloud and the Gippers. Both have recently discovered a disused oil refinery which dates from before the apocalypse, and blood has already been shed over control of it. The Servants want to make use of the space to start developing explosives, hoping to entrench themselves in the area, but their fanaticism means they are eager to keep the area free from nonbelievers. The Gippers, on the other hand, are interested in taking over the plant to refine their oil reserves, convinced it will help them provide power and fuel to the people in the area.
>
> In both cases, there might be some common benefits (such as access to an additional source of income or a new ally for the Rangers), but your decision will ultimately depend

3 (est. retail value $50) and Early Access at the all-time low-price of $25!

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DIGITAL COPY

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Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

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WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains

> upon what you value as a leader. Do you want to better keep the people in the area secure by granting control to a heavily armed faction, knowing that it also comes with the risk of the Servants introducing the populace to the Great Glow? Or do you value the improvements to quality of life and trade the Gippers might provide, at the risk of making the refinery a tempting target for savage warlords from the Plains?

You'll have to make decisions and deal with the consequences arising from such situations. These consequences will affect the story, but there may also be considerations that are more material. For example, putting the Servants in charge of the refinery might grant you easier access to explosive weaponry, while the Gippers might give you a discount towards fuel and services for your vehicles. And given the tensions between the two groups, you can safely guess that there might be more violence later - with the Rangers now caught in the crossfire.

The Ranger Base is also a core part of our multiplayer gameplay loop. It will be your common hub for you and your buddy to refill your supplies, and it will also be where companions are managed... but we'll save that topic for another day.

Ranger Team Mission Status Update

You have been blazing a trail along our map and completing mission after mission! In fact, since we last checked in you've blown past stops twelve and fourteen. This means you've unlocked the **Spitfire flame weapon** to the game, and on top of that, it also means we're **upgrading everyone's Collector's Edition to include a Ranger Star keychain!**

Speaking of the Collector's Edition, as of this writing there's **less than 50 copies left** at the one-time-only Early Bird price of $95, so if you want this now-expanded Collector's Edition box to sit on your shelf, now's a good

our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55 REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019

now-expanded Collector's Edition box to sit on your shelf, now's a good time to pledge or upgrade.


WASTELAND 3
HIGH-RES SHOTS
UNLOCKED!
FARAN BRYGO
UNLOCKED!
SPITFIRE
UNLOCKED!
RANGER KEYCHAIN
UNLOCKED!
14 COMPLETED

We're now very close to sixteen stops, where we unlock the **Emancipator**. This unique pistol has been retro-fitted to use shotgun slugs, giving it peerless stopping power in the pistol class, though the weight and kickback will require a skilled gunslinger to wield effectively.

$60

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ALL DIGITAL SUPER TIER

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A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

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FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

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will require a skilled gunslinger to wield effectively.


WASTELAND 3

Shout-Outs

We've been extremely fortunate once again to have such an incredible community around Wasteland helping us make this next game a reality. However, we've long been believers in helping support other creators within the gaming and crowdfunding community, so we'd like to highlight a few ongoing projects that we found interesting.

Lost Ember is an adventure game where you play as a wolf uncovering the secrets of a fallen civilization, a game focused on experience and exploration with a gorgeous and unique aesthetic. It has run well past its initial funding goal but has some tantalizing stretch goals to knock down.

Make Sail is a physics construction adventure, where you construct, design and rebuild your boat to survive dangerous storms and beasts of the seas. It is a game with a heavy focus on interesting physics interactions and a wide set of possibilities on constructing your own vessel. Make Sail is running a Fig campaign and *just* passed its funding goal. We think the game presents a really unique idea we didn't know we wanted until now, so

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95

+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS

Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado

initial funding goal but has some tantalizing stretch goals to knock down.

Make Sail is a physics construction adventure, where you construct, design and rebuild your boat to survive dangerous storms and beasts of the seas. It is a game with a heavy focus on interesting physics interactions and a wide set of possibilities on constructing your own vessel. Make Sail is running a Fig campaign and *just* passed its funding goal. We think the game presents a really unique idea we didn't know we wanted until now, so consider backing them if you agree.

And finally, Vigilantes is a smaller project that resonates with our inner RPG fanboys. It is a crime themed, turn-based tactical RPG, inspired by the original X-COM and Fallout games. In a city overrun with criminals, you take on the role of a young vigilante trying to stem the tide of rising violence. This game has been in development for some time, and could use your help. Be sure to give it a look!

Eric Schwarz
Designer

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$3 Million and Beyond

POSTED: 10/21/2016

Hey Rangers,

Thomas here. We have a whole bunch of odds and ends to share with you this update. The most exciting news first: we passed **$3M total in funding**, with two weeks to go. It's an amazing milestone to pass, and it means that Morningstar, the talking car companion, will be making his commie-loathing appearance in Wasteland 3. Well done, everyone! We still have some stretch goals planned, and I'll talk about one of those in a bit.

But first, I want to formally welcome you to the Colorado Territories with a new art piece by Andrée Wallin, most recently known for his work on the film Star Wars: The Force Awakens. As you may recall, Wasteland had an iconic top-down cover art piece illustrating the game's aesthetics, and we made a new take on it for Wasteland 2. Of course, we had to create a new version for Wasteland 3, once again highlighting the game's unique aesthetic and themes.



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For the early birds, get a copy of Wasteland



Click for a full-size version.

The Colorado Territories

To celebrate the $3M milestone, the narrative team has written an introduction to the Colorado Territories that you'll be exploring in Wasteland 3.

> When the bombs fell, the hardy and patriotic survivalists of Colorado Springs were ready. We burrowed deep and rode out the nuclear rage and the burning dark in our bunkers. We were the last bastion of Old America and the seeds of the new, waiting to bloom when the sun returned.
>
> It never quite did, though. The cold never left Colorado, and the storied Hundred Families that survived Armageddon found that their former land of plenty had become an icy, bandit-haunted wasteland. We fought battles over every bite of food. Sickness came then. Starvation. Cannibalism and atrocities uncounted.
>
> No one knows when the Patriarch was born. We only know the stories of his family's rise to power. We know he killed his twin with his own hands, and hung his mother for stealing from him. We know that the Dorsey clan crossed him, and what happened to them after, down to the smallest child. We know he hacked and hammered his nation into place until every family and faction answered to him. Even the savages roaming the frozen plains fear the Patriarch.
>
> No one knows when he was born, but he won't live forever neither. His sons and

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

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DIGITAL COPY

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WASTELAND SCOUT

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For those who want to know more about our world, this digital package contains

refugees from the dying east are already clawing at his borders.

At best, a war is coming. At worst?

Annihilation.

Next Stretch Goal!

Our next stretch goal at **$3.1M** is the **Customizable Ranger Squad Insignia**, a fun gameplay element where your custom insignia which will appear around your Ranger Base and elsewhere in the world.

But what comes after? At **$3.25M**, we'll be adding **the Bizarre**!


The Bizarre $3.25M
Customizable Ranger Squad Insignia $3.1M
Car Co
Morningstar) $3M
FUNDED
37 Pieces of Flair $2.85M
FUNDED

information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55

REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

Estimated Delivery: Q4 2019

$60

REWARD!


FUNDED
INITIAL GOAL REACHED!
STRETCH GOALS

The Bizarre is a marketplace of the expensive, the dangerous, and the weird. It was built into a half-buried ancient mall, difficult to reach even if you know where it is, and acts as a safe haven for the kind of deals that are best kept from any scrutiny. Once you have access to this place, you'll be able to browse the high-end stock, purchasing your pick of the Bizarre's valuable and dangerous items, or perhaps you'll have more nefarious plans for the place...

ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)

New Add-Ons!

Throughout the campaign, we've had requests for more opportunities to customize your pledge, so today we've launched a new set of add-ons! You do not need to re-pledge to grab new add-ons - simply go to the View Pledge page and click the "Edit Pledge" button there.


WASTELAND 3
NEW ADD-ONS AVAILABLE!
$8
$8
3 NOVELLA PACK
$8
$8

- **Digital Soundtrack - $8**
  - A digital copy of the Wasteland 3 Original Soundtrack.

(PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95
+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS
- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)

- **Digital Soundtrack - $8**
  - A digital copy of the Wasteland 3 Original Soundtrack.
- **Digital Novella Bundle - $8**
  - A bundle of three digital novellas fleshing out the world of Wasteland 3.
- **Digital Ranger's Guide to Colorado - $8**
  - A digital copy of the Desert Rangers' Guide to Colorado. A mix of art, insights and research from Wasteland 3 production.
- **Digital Art Book - $8**
  - A digital copy of the Wasteland 3 art book, including a selection of art from in-progress art to complete pieces, produced throughout Wasteland 3's production.

If you are one of our PayPal users who backed using CrowdOx, these new add-ons are also available there as well. To find them, you can follow your pledge URL that was sent to your inbox.

Thomas Beekers
Designer

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The Colorado Caper

POSTED: 10/25/2016

Hello Rangers!

Next week this campaign comes to an end. It's been a great ride and I've been thrilled to see you guys knocking down stretch goals and social media missions alike. It's a really wild time for inXile, with two studios running multiple projects. It is such a huge help to know we have your continued support, and that you believe in the games we want to make. Together, we'll keep making these RPGs for many years to come!

To celebrate all our accomplishments, I have some things I want to share. First, a new concept shot from the Bischoffs...



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That's not all, though. When we make games based on real-world places, we like to visit them to get a feel for them, scope out their landmarks, and generally take them in so we can create a more authentic experience in the game. And Wasteland 3 won't be any exception - we're going to be sending team members out to Colorado in the near future to research the game.

However, while we are out there, we'll also be on a bit of a secret mission. We'll be **burying a retro-80s time capsule** for someone to find. It will be hidden underground, and filled with all sorts of nostalgic goodies. Where will it be? We're not telling you...at least not quite so directly.

Instead, what we *will* be doing is putting a mirror version of it directly into Wasteland 3. Find it in the game, and you'll also find a set of directions telling you where the time capsule is buried in real life.

Upon the game's release, the first person to find the time capsule in real life and prove it to us, will win a Wasteland Franchise Pack, including a signed Wasteland 1 Art Print, Signed Wasteland 2 Collector's Edition and Signed Wasteland 3 Collector's Edition!

Do you have some ideas on what this time capsule should contain? Post it here in the comments, or on our Facebook or forums. We can't wait to hear all your cool and crazy ideas.

Brian Fargo
Leader in Exile

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Bringing Characters to Life

POSTED: 10/27/2016

Hey,

Maxx Kaufman here. At the start of the campaign, we shared this video, A Frosty Reception. In it, you saw a dialog sequence with our charming leader of the Hard-Heads, Fish-Lips. As we mentioned in the campaign text, we're planning to do fully animated dialog sequences for key characters. We've been working on those throughout the pre-production process. I'm happy to show you another one, tentatively titled Mister Funtimes:



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> Well, hello there. Can I interest you in a pin? They're good luck. No one hurts the people who wear my pins. They know I'll visit them. At night, and with my little box of knives.
>
> Yes, they ARE lovely, aren't they? Take your pick. Well, not the ram. That one's mine. It gives me powers.
>
> Hmm. Yes, the one with wings DOES suit you. No, no. I don't need money. Just a promise. Wear my pin, and I'll come to visit you one day, and ask a small favor. Nothing outrageous, I promise.
>
> Just a little favor between friends.

I'd like to talk a bit more about how we concept and create those talking head characters.

The process starts with a written description from the writing/design teams, which contains a broad description of the character, goals on what role he or she should play, if they should look friendly, intimidating, etc. The artist and art director take this document and have a back and forth to define the character's look. We ask ourselves questions like: What is interesting about this character? How are they unique? What would be good reference points for the character's look? For example, early on in this discussion we realized a good reference point is Fallout 1 & 2's talking heads. Rather than being photo-realistic, they have a stylized and slightly exaggerated look that has meant they aged very well. We went and combined that with with today's technology, something we like to call tweaked realism.

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FISHLIPS
WASTELAND 3

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This concept piece is then passed around the team. Brian Fargo and the project director Chris Keenan comment, and of course the writers see if the art meets the character's needs. Once any revisions here are done, it's time to create the character.

The task is given to the modeler, with specific instructions on what is important, what the character absolutely needs to have and can't have, but also some freedom to improvise and add their own flourishes. We also need to know at this stage how the character needs to talk and move, because the model needs to account for future rigging and animation work.

Our first major step is getting the base silhouette looking very close to what it should look like in the final sculpt. The overall shape and rough block is passed through revisions here. This base needs to be finalized as detailing begins right after this, and it is very time-consuming to have to

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change the base afterwards.



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The next stage is a fun one, and that is sculpting the character. In the days of Fallout 1 and 2, these characters were actually hand-sculpted using clay and posed in stop-motion to get the animation down. In our more digital era, we use digital sculpting tools like Zbrush to create a super high poly model. Again, this is a stage where we are adding a lot of fine detail and iteration is key. The modeler and art director look at proportions, look at 3D elements not caught by the concept art, and add detailing that fits in the overall style.


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http://i.imgur.com/32TjNfr.jpg

After this, we move to the low poly breakup meant for use in the game (our polygon target for the final art is 20-40K). We need to ensure the character will rig correctly, so at this stage the animator is involved to inspect the model and inform us if there are any issues. Sometimes, problems with the mesh will only become apparent once it comes time to animate. For example, anything that moves needs to have the appropriate polygon layout so it can deform without looking bad.

Once approved, it is on to texturing and materials. A character like Fish-Lips required PBR (physically based rendering) materials and subsurface scattering to achieve the quality of the skin and details. Texture maps are created for the models, checked to see if they work in our tweaked realism style. A key element during this step is the eyes, they take a lot of work and detailing but they are very important to create a convincing, living character.

The model goes through a final round of reviews, small details are taken care of, and we have a final character!



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Of course, this still has to be animated, but mister Beekers is signaling that I'm out of time, maybe we'll talk about that some time later!

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On Combat & Encounter Design

POSTED: 10/28/2016

Howdy Rangers,

Chris here. We've had tons of requests from you asking for clarification on certain aspects of gameplay. What's new in Wasteland 3? What will change? How are various features going to work this time around? As we've discussed in the Fig campaign text, our goal is to take all the best things we loved about Wasteland 2 and improve on them, while rethinking systems that we felt were lacking.

We're currently in the early pre-production period, and many of those answers are likely to change and evolve over time as we prototype, playtest, and iterate. So, it's a bit too early for us to launch into detailed breakdowns of everything we want to do on the game. However, what I'd like to do today is give you a sort of birds-eye look at what we're hoping to accomplish with the combat system in Wasteland 3.





Combat has always been a huge part of the Wasteland franchise, as it's where so many of your important character-building decisions get realized. With Wasteland 2, we had a wide variety of enemy types and encounter areas to play with. In the Director's Cut, we expanded combat to include extra strategic options like Precision Strikes, which gave you more options to affect the battlefield. On a high level, Wasteland 3's combat will be created in the same vein; it will be turn-based, party-based, and will offer a wide range of tactical choices, like cover and verticality.

However, the keen-eyed among you likely saw that we mentioned a "revamped, more fluid action system". "So...what the hell is that all about?", you ask. Well, let me tell you.

In a turn-based combat system, sometimes you can get bogged down waiting. You as a player might have an understanding of what you want to do before the system allows you to do it. This can lead to the game feeling a bit sluggish or slow. Furthermore, Wasteland 3 will offer a multiplayer mode, and if you have ever played turn-based games in multiplayer, such as Civilization, you likely know that adding a buddy can add more downtime.

Consequently, a focal point of the combat design team is to find the unnecessary wait times and see what we can do to reduce them. Why be forced to wait for my ranger to reach their final destination (which then unlocks the input) before I can move my next ranger in the turn order? Input queuing, where your control inputs aren't locked out while animations are playing, is one solution we are exploring that will allow the dance of combat to play out more on your time, rather than making you wait for our system to catch up.

This focus on a revamped action system also applies to the types of tactical options you will have in the game. Cover-based shooting is still going to be

options you will have in the game. Cover-based shooting is still going to be a component, but we want to expand your available options for problem-solving. Going back to the Precision Strike system from Wasteland 2: Director's Cut, we're looking at expanding and tweaking some of that functionality into more special attack types and abilities that will let you have more control over the combat zone.

One other aspect of combat we want to amp up is encounter design. While Wasteland 2 had a large number of critters and creatures for you to fight in addition to human enemies and synths, we saw the feedback that combat could feel a little stale, especially in some of our larger and more combat-heavy scenes. We're going to be looking at ways to engineer more varied, unique, interesting, and hand-crafted encounters in Wasteland 3 that have more variety or elements that change throughout - such as an enemy vehicle entering the fray in the middle of the battle.



Speaking of, vehicles will be another layer that makes combat more interesting. While vehicles may not be available in every single encounter, when they are present, they will be a significant factor. We hinted at some of these in our initial Frosty Reception video, where we showed the vehicle's turret being used to attack enemies, or using the doors as cover, but we're hoping to do even more beyond that as well, and there is no lack of creative design ideas already put forth.

Last, we're hoping that environmental interactions in general will be a

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Last, we're hoping that environmental interactions in general will be a bigger deal in Wasteland 3. For instance, Colorado's harsh conditions mean you may not always get the clear line of sight offered in the Arizona deserts. Snowfall or even blizzards are one way your visibility may be affected, and we might even give you some options to manipulate things directly in your favor.

> For example: Your enemies are in an entrenched position, and a snowstorm is preventing you from efficiently picking them off at range. A protracted gun battle will spend a lot of ammo, but it is a valid option. If your group is decked out for it, you could also storm their position with melee fighters, overrunning their defenses and taking advantage of the low visibility. Or, if you have a vehicle available, you could keep them pinned with some long-ranged fighters while moving part of your squad quickly behind their line, flanking their positions.

Of course, after combat comes the loot. Never fear, we've read your feedback on that as well. In Wasteland 2: Director's Cut, we went through our loot tables and completely redid the distribution through the game to cut down on the randomness and to have more hand-placed loot drops with unique weapons. In Wasteland 3, we'll keep moving in that direction, with more deterministic loot drops where you'll be finding more unique gear that will be more satisfying to either uncover, or claim from the bodies of your foes.

Overall, I hope this has given you a better idea of what we're looking to achieve with Wasteland 3's combat. By building on the possibilities offered

gear that will be more satisfying to either uncover, or claim from the bodies of your foes.

Overall, I hope this has given you a better idea of what we're looking to achieve with Wasteland 3's combat. By building on the possibilities offered in Wasteland 2's combat system, keeping the pacing fluid, and expanding the potential tactical options, we're hoping to take the great foundation we built and evolve it in ways you haven't seen before in other RPGs. Until next time!

Chris Keenan
VP of Development

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Designing an RPG Town

POSTED: 10/31/2016

Ziets here. First off, we have another concept render to show you from the Bischoffs. Here, the Rangers are exploring the desolate snowscape and happen upon a ruined building and the wreck of a somewhat familiar-looking machine…



Click for a larger version.

As you may know, I'm currently the Lead Area Designer on Torment: Tides of Numenera, and I've also done writing and design work on a number of other RPGs, including Neverwinter Nights 2 and Fallout: New Vegas.

other RPGs, including Neverwinter Nights 2 and Fallout: New Vegas. Today I'm going to describe my approach to designing a city or town in an RPG (and along the way, reveal some of our initial design thoughts for WL3).

At the start of the design process, the first order of business is always research. I try to find out as much as I can about the town's existing lore, dig up any maps that might exist, and search out preexisting stories, characters, and landmarks that could spark fun ideas for quests. For example, when I designed the town of Mulsantir in Neverwinter Nights 2: Mask of the Betrayer, I delved into some really old Forgotten Realms sourcebooks, looked for references to the town, and jotted down notes on everything that sounded interesting. Partly this is to reward fans of the setting and surprise them with references to people and places they know and love… but it's also an effort to gather as much creative ammunition as I can. I find that my imagination works best when I have plenty of disparate elements that I can fit together in interesting ways.

In a game like Wasteland 3, the research phase will be a bit different from something like Neverwinter Nights because it takes place in the real world. We're tentatively planning to use the city of Colorado Springs as our primary urban hub, filled with interesting characters and quests (though of course this plan may change over the course of development). We've already started some initial research on the city and its surroundings, and we plan to send some team members on a trip to visit Colorado and see the place up close. But the underlying creative process will be the same – we'll be looking for the most interesting stories, locations, and oddities that we can use as inspiration in the game. For example, we already know that Colorado Springs is located very close to interesting locations like Cheyenne Mountain, the Air Force Academy, and the Garden of the Gods, which could play a role in the game.

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Once I'm satisfied that I have enough research material, I move on to the brainstorming phase, when I start jotting down tons of ideas for characters, quests, locations, and ways to tie them all together. Usually these are based (in some way) on the things I discovered during the research phase, but not always – sometimes they're just fun ideas that happen to fit the setting.

In the best case scenario, I have a few weeks or more to brainstorm in my downtime. I find that my best ideas often arrive when I'm doing other things, like cooking or brushing my teeth (which seems especially effective for generating ideas, for some reason). But sometimes deadlines dictate otherwise, and the brainstorming phase happens over the course of a few focused days at the office.

By the time the brainstorming phase is finished, I've hopefully got enough ideas to fill up the town, at least for a first pass. If the city is large enough to have multiple districts and interior locations, I typically have ideas for most of them at this point. The third phase is getting everything down on paper, old-school, Dungeons-and-Dragons style. I start drawing overview maps of the city and the districts, noting where important characters, locations, and quests could be.

Here's an example of an early map I drew of the Underbelly from Torment: Tides of Numenera:





And here's how the Underbelly appears in the game:



A critical element during this phase is the main story. I need to know what story events take place in the town so I can decide where to place them. The main story should help guide the player through an RPG city. It should never lead the player by the nose to every point of interest, but major story events should be placed in different districts, giving the player a gentle nudge to explore at least some of them. Beyond that, it should be up to the player to explore and discover the rest of the content on their own.

If the city does have different districts, I try to give each one a unique flavor of its own. I ask myself about the kinds of people who live there (e.g., social

class, native vs. immigrant), the purpose of the district (e.g., industrial, mercantile, residential), architectural style, and unique locations and monuments. The latter are especially important. When placed strategically around a scene, monuments, unique locations, and other visual features can help the player orient themselves and navigate through the area.

For example, in a district dominated by the Gipper faction, we might use landmarks like an old oil drilling tower, a statue of President Reagan, or a tall flagpole with Old Glory flapping in the wind. In a city like Colorado Springs, we'd also try to include real-world landmarks in scenes, like the Olympic Committee Headquarters and its unique metal sculptures, pictured below.



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Photo by David Shankbone.

Narratively, I try to give each district a primary story (and sometimes a secondary story as well), just as I would for an adventure area out in the world. What are the main concerns of the people in the district? What problem (or problems) are they facing, and how might the player get involved? Not every NPC needs to be focused on the district's main story or stories, but they should at least make reference to them, and their stories and quests should make sense within the larger context so that the area feels like a unified whole.

As a hypothetical example, imagine a secluded district of Colorado Springs that has become home to several retired or displaced warlords from the Plains. One of those warlords wants to take back his former territory, and he's begun hiring thugs to build an army. The other warlords want to live out their retirements without attracting attention, so they're trying to stop him, one way or another. Meanwhile, NPCs in the district are all affected by this story. Local people are being harassed by thugs who want to join the new army. Old enemies and aggrieved victims are constantly arriving in the district to exact their revenge on one warlord or another. A hotel manager is trying to evict a warlord who has run out of money (without getting killed by his bodyguards). And so on.

If the city is a hub – someplace the player will revisit multiple times over the course of the game (like Athkatla in Baldur's Gate 2) – I need to think about how it will change as the game progresses. What events will take place later in the game? What stories will develop further, based upon the player's actions? How will the city change? What characters will arrive in town? Usually, changes to the town should be visible from major pathways that

Usually, changes to the town should be visible from major pathways that players are likely to use. If they're hidden in corners the player has no reason to visit again, they may never be seen (unless the player is pointed to them by some other NPC or quest). In WL3, Colorado Springs will probably be a hub city that the player will visit multiple times, so when we design it, we'll be thinking carefully about how its content will change over the course of the game.

The final design phase is writing the design document and finishing the detailed maps. These usually include lists of characters (including notes on physical appearance for the artists), quest outlines, and descriptions of all the dialogues that need to be written. Lots of things will change and improve over the course of implementation – artists will create cool assets that will inspire new ideas, designers and writers will expand upon quests and create new ones - but the design document and maps provide a foundation for everything to come.

I'll stop there, even though I could say a lot more. If you've stayed with me this far, you have a pretty good idea of the steps I take when bringing an RPG city to life. This is exactly what we'll be doing for Colorado Springs in the not-too-distant future. Stay tuned!

George Ziets

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3 Days Left, and Another Free Game!

POSTED: 11/02/2016

Hey Rangers,

We're in the last 3 days of the Wasteland 3 campaign! Your support throughout these weeks has been incredible and we want to thank everyone for getting us this far. We still have a few more stretch goals left in the last few days, so let's all push together to make the final days as huge as they can be!


WASTELAND 3
3 DAYS LEFT!
fig

As part of our final push, we have another promotion for you guys! Thanks to our friends at Harebrained Schemes, we're offering a free Steam or GOG copy of **Shadowrun: Dragonfall - Director's Cut** to **all backers $40**

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to our friends at Harebrained Schemes, we're offering a free Steam or GOG copy of **Shadowrun: Dragonfall - Director's Cut** to **all backers $40 and above**. This applies to everyone who pledges during our campaign as long as your final pledge is $40 or more – either through a reward level like Wasteland Scout, or by adding add-ons to an existing pledge!

Of course, part of our final push are our Ranger Team Missions on social media, where you have brought the Rangers far. We've already passed sixteen stops, which means we're adding the unique pistol called The Emancipator to the game! But what awaits the squad as they get closer to the end?

- **At twenty stops**, we enhance and expand our death animations, so you can watch your enemies die the inglorious deaths they deserve.



WASTELAND 3
HIGH-RES SHOTS
UNLOCKED!
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16 COMPLETED

As part of our social media missions, we've also been receiving tons of great fan art and cosplay entries from everyone showing their support for the game. We've been going through those as the campaign progresses, and we wanted to highlight a few of them...





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Greetings
from the
WASTELAND!



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ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75

REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy


IN THE
DESERT
RANGERS
GREAT TRADITION



- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95

+ SHIPPING

SOLD OUT!

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS

Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World



We've posted the full galleries for cosplay and fan art on our Facebook page, so take a look for the rest!

Last, we wanted to highlight a couple of interviews we've done in the last few days. To start, there's one with Brian Fargo available at PCGamesN where he speaks about Wasteland 3 as well as the state of crowdfunding. And, USgamer's RPG podcast also featured Brian and Chris Keenan as special guests recently, where they spoke about Wasteland 3 (you can check it out around the halfway mark).

That's all for now, but we'll have more soon. Remember to show your support by sharing and letting your friends know about Wasteland 3. Let's keep things going through to the end!

Thomas Beekers
Designer

Follow Us:
Facebook | Twitter

422 BACKERS
Limited! 422 of 2,500 claimed.

Exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$250
+ SHIPPING
REWARD!

SIGNED COLLECTOR'S EDITION

238 BACKERS
Limited! 238 of 500 claimed.

Exclusive collector's edition box for Wasteland 3, signed by key members of the team, for the collector who wants to own a

‹ PREVIOUS NEXT ›

A Coiled Story

POSTED: 11/02/2016

Howdy Rangers,

We've got a bit of everything for you today! First off, just like to remind you that we're offering a free Steam or GOG copy of Shadowrun: Dragonfall - Director's Cut from Harebrained Schemes to all backers who have pledged $40 or more. If you've already pledged that amount, you don't need to take any additional action, but once the Wasteland 3 campaign is over, this special offer will be gone! If you would like to check out their critically-acclaimed cyberpunk RPG while supporting Wasteland 3, now is your last chance to do so!

Mister Funtimes

You might remember the Mister Funtimes model we showed you in an earlier update. We have something cool to share with you today: we put the 3D model (in T-Pose) up on Sketchfab so you can view it from every angle and take a look at all the details. Click below:


SAVE VIEW
View On


Sketchfab

Dunes of Thought

I also have another lore writeup from the inimitable George Ziets, detailing another area we've been concepting for Wasteland 3:



> [From the letters of Doctor Ellen Buchanan, dated 2022 - twenty-five years after the bombs fell. Housed in the Patriarch's personal archive, Colorado Springs.]
>
> I'm writing this from the passenger seat of an old, prewar pickup, not far from the ruins of Fort Garland. It's April, I think... almost two years since we embarked upon this project to

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33 REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45 REWARD!

WASTELAND SCOUT

1,339 BACKERS

survey what's become of our world.

My driver is a silent, pale-skinned man, his bald head mottled with scars and radiation burns. His coveralls have been mended so many times that I've taken to calling him Patch. He never speaks, so I don't know if he minds the name, but I hope he doesn't. Ever since the death of Dr. Herrera, he's been my sole companion and friend.

A few days ago, Patch and I reached the edge of a barren expanse. Sand piled in vast, sweeping dunes at the edge of the mountains. This was once a national park that had been turned over to a group of scientists – not university professors like I once was, but a private foundation. They'd fenced off the whole area, and no one was allowed inside.

Of course, my curiosity immediately got the better of me. I told Patch to stay with the truck, and I set off alone.

At the edge of the dunes, I found toppled fences and guard towers, probably abandoned when the bombs fell. As I climbed over the ruins, I saw flickers of blue light from the sands beyond.

Sitting amongst the dunes were dozens of massive globes, like giant crystal balls strewn around a beach. Each of them was about twenty feet in diameter, though some were larger than others. They were filled with intricate networks of transparent fibers, so complex that the human eye couldn't follow all their connections. Tiny blue-white sparks moved along the fibers at an incredible speed. Every so often, an arc of electricity jumped from one of the globes to another, setting off a chain reaction that sliced through the air and unleashed a burst of thunder.

I watched, mesmerized, for who knows how long, trying to understand what I was seeing.

"The Storm-in-Chains," said a voice beside me. "Preserved minds from before the war."

I leaped in surprise. A hairy little man stood close by, nearly naked, with metal rods strapped to his back. Startled by his sudden appearance, I asked who he was.

> "Sparksinger," he said. "First of my name. The Storm called me hence."
>
> Instinctively I edged away from him, but he grabbed my arm, pulling me toward the lightning globes with a wiry strength. He put his mouth close to my ear. "Hear me, Dr. Buchanan - you are an echo, nothing more. All those you studied are dead. All those you taught are dead."
>
> How he knew me, I cannot guess. I was so shocked by his words that I didn't resist, and he dragged me closer to the orbs. Before it even occurred to me to shout for help, Patch was running toward us, mouth set in an angry line. The little man looked at him with horror."
>
> I know what's under your skin, dissembler. Get you back!"
>
> For a moment, the Sparksinger let go of my arm. Patch and I broke away and raced for our truck...
>
> [Beyond this point, the letter is torn, and no further record of the story has been found.]

Successes From Our Friends

We couldn't let our campaign run out without congratulating some of our friends on some pretty amazing success stories. Those of you who backed in the first 48 hours (and that's a lot!) will get a free copy of Stygian Software's UnderRail or The Brotherhood's STASIS. Both of these studios had some awesome news come out in the last month.

First, Stygian announced they are doing an expansion to UnderRail, titled Expedition. This expansion offers a new twist on the metro and cave-crawling of UnderRail by letting you take a boat out to the Black Sea, a massive underground body of water. With over 100 new areas and expansion to items, skills and factions, this is a massive addition to an already great game, releasing in the first half of 2017.


UnderRail

$60 REWARD!

ALL DIGITAL SUPER TIER

592 BACKERS

A deluxe all-digital package with additional art and music.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art

Estimated Delivery: Q4 2019

$75 REWARD!

FIRST ACCESS

352 BACKERS

The ultimate digital package that includes all our digital goodies, including alpha access to the game.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)


Expedition

The Brotherhood has a couple exciting things going on. First off, they're releasing a FREE game (these guys sure are generous) entitled Cayne, an adventure game like STASIS with stories tied to that game, but playable as a stand-alone game. So it won't even require you to own STASIS - anyone will be able to grab this adventure for free come January 24th!

On that same day, they will be launching a Kickstarter for their next game, beautiful DESOLATION, an adventure game set in a post-apocalyptic Africa, with very unique and stunning visuals. Just look at the mutated giraffes below, as well as other stunning art on their website. Mark your calendars!



- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits

Estimated Delivery: Q4 2019

$95 SOLD OUT!
+ SHIPPING

EARLY BIRD COLLECTOR'S EDITION

2,000 BACKERS
Limited! 2,000 of 2,000 claimed.

Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack

calendars!



Thomas Beekers
Designer

Follow Us:
Facebook | Twitter

art book and dog tags. Includes all previous digital rewards.

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle
- Digital Art Book
- Digital Soundtrack
- Digital High Resolution Art
- Wasteland 3 Alpha Access (PC Only)
- Your Name in the Credits
- Wasteland 3 Collector's Edition (PC Only)

Estimated Delivery: Q4 2019
Ships to: Anywhere in the World

$105 REWARD!
+ SHIPPING
COLLECTOR'S EDITION

‹ PREVIOUS NEXT ›

A Bold New Frontier

POSTED: 11/03/2016

Hello Exiles,



The Reagan-worshiping Gippers were one of my favorite factions in WL2, but they didn't make the final cut. They will be in WL3!

The final hours are ticking down on our campaign and we once again are honored by your support. I assure you that these crowdfunding campaigns are critical to our ability to make the kind of RPG that we like to play and create. This was true in 2012 with our Wasteland 2 campaign and it's true again with Wasteland 3.

The biggest difference between now and 2012 is that we have assembled far greater talent to make this next game. The depth of writing, visual effects, balancing and polish will be on a new level for inXile. I could not be more confident in the team. We will make you proud again.

And finally, I leave you with a message from a new character from Wasteland 3... until next time.


Wasteland 3 - The Patriarch's Call
KWM-2

Brian Fargo,
Leader in Exile

Follow Us:
Facebook | Twitter

‹ PREVIOUS | SEE ALL UPDATES | NEXT ›

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33

REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45

REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains

‹ PREVIOUS NEXT ›

After the Blast

POSTED: 11/04/2016

Hey Rangers,

The campaign for Wasteland 3 is over, but that doesn't mean that our work is done! After the storm there's always a lot of pieces to pick up and chairs to put right. Today we have some odds and ends to go over with you. But first, one final thank you!


THANK YOU!
Thank you to the thousands of backers and fans who are making Wasteland 3 possible.
We could not have done it without your trust and support. You rock!
fig
WASTELAND 3

Post-Campaign Housekeeping

To start, we're already getting questions about those of you who might have missed pledging during the Fig Campaign. The good news is that post-campaign pledging is still available via CrowdOx. If you missed pledging during the Fig campaign, you can still do so by clicking below:

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

CORRESPONDENT

REWARD!

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

EARLY BIRD DIGITAL COPY

SOLD OUT!

3,000 BACKERS

Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

during the Fig campaign, you can still do so by clicking below:


Looking for
PayPal?
Click Here!
CROWDOX

Our continued funding is always a core part of our efforts, and who knows, if it goes well we could even look at knocking down an extra stretch goal...

Of course, many of you are waiting for free game keys or extras from our campaign. Like our past crowdfunding campaigns, it takes a bit of time to finalize and process pledges and give people a chance to resolve any payment errors or other issues. After that grace period has ended, we will export the information from Fig's database and move it to our backer system. Once we're done processing everything, we'll send you all an email letting you know how to confirm your pledge details with us and claim any available digital rewards. At this point, you will also be able to further customize your pledge with add-ons and upgrades if you wish. We'll move on this as fast as we can and will let you know as soon as we have more news!

Speaking of pledge processing: Fig tries to verify payment info using Stripe when you first select your reward, so that things go smoothly at the end of the campaign once pledges are collected. However, a few of you may have received an email from Fig saying they couldn't collect your pledge. In this case, you should have been given instructions via email on how to resolve that. For further assistance on any pledge processing issues, please reach out to Fig at their help page, or email help@fig.co directly.

The Road Ahead

So what comes next? Now that the dust is settling, we have a game to

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33 REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45 REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

the campaign once pledges are collected. However, a few of you may have received an email from Fig saying they couldn't collect your pledge. In this case, you should have been given instructions via email on how to resolve that. For further assistance on any pledge processing issues, please reach out to Fig at their help page, or email help@fig.co directly.

The Road Ahead

So what comes next? Now that the dust is settling, we have a game to make! Launching a crowdfunding campaign is a bit like launching a game, with huge sprints of planning and effort from all parts of the team right to the very end. As a result, Wasteland 3 is already in a great early state, and now we will be doubling down on pre-production, getting as much design, writing, world-building, lore, and concepting on the road as humanly possible. As those pre-production efforts start coming to a close, developers from the Torment team will roll onto Wasteland 3, taking that groundwork forward into full development... and that's where the fun really begins.

We will be keeping you advised of our progress in the coming weeks and months. For now, thank you again!

Thomas Beekers
War Pup

Follow Us:
Facebook | Twitter

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Wasteland 2: Director's Cut Digital Copy (PC Only)
- Digital Ranger's Guide to Colorado
- Digital Novella Bundle

Estimated Delivery: Q4 2019

$55 REWARD!

BRING YOUR BUDDY

834 BACKERS

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does not contain other digital rewards

REWARDS

- Forum Badge

CrowdOx Rolling Out, Get Your Keys!

POSTED: 12/09/2016

Hey Rangers,

At this point you should be getting your CrowdOx backer survey emails in your inbox. What's CrowdOx, and why did you get an email from them? CrowdOx is a crowdfunding rewards fulfillment web site - as you may recall, we've already used it to offer PayPal pledges for Wasteland 3. We had a great experience with CrowdOx during the Fig campaign, so we've decided to keep using the service to help all of you get your game keys, rewards and other details sorted out!

CrowdOx is very simple to use, and if you have any experience with services like BackerKit, you'll know what to expect: just click the link sent to your email inbox - no new account registration is required.


Confirm Your Pledge
Below you'll find what you backed on Fig. Please review and configure the rewards to proceed.
$95
Early Bird Collector's Edition
2,000
BACKERS
Pledged on Fig
Early bird chance to get the high-quality and exclusive collector's edition box for Wasteland 3, including a physical copy of the game, manual, soundtrack, cloth map, art book and dog tags. Includes all previous digital rewards.

When you click your email survey link, you will see a web page that looks very similar to the one above. Follow the instructions on the page by clicking the big green button after each step. You will be prompted to confirm all the details, and select your preferred game key distributor

REGISTER TO INVEST

INVEST!

The investment period for this campaign has ended.

Learn more about investing.

$5

REWARD!

CORRESPONDENT

60 BACKERS

Follow our project and show your support.

REWARDS

- Forum Badge

Estimated Delivery: Q4 2016

$25

SOLD OUT!

EARLY BIRD DIGITAL COPY

3,000 BACKERS

Limited! 3,000 of 3,000 claimed.

For the early birds, get a copy of Wasteland 3 (est. retail value $50) and Early Access at the all-time low-price of $25!

REWARDS

confirm all the details, and select your preferred game key distributor. You'll also have a chance to upgrade to a higher reward level, or select new add-ons. Finish all the steps, and you're done! It only takes a few minutes but will ensure that you get your rewards correctly later on.

Did you miss or accidentally delete your CrowdOx backer survey email? If that's the case, don't worry - you can request a new survey email be sent at any time.

Bonus Game Keys Now Available

You may remember that we had limited offers for certain bonus games during the campaign, and we know many of you have been waiting! We're happy to say those are now available to applicable backers too.



Other Configurations & Choices
A Free Game Configuration
stasis
PRODUCT SELECTION
UnderRail (Distributed by Steam)
STASIS (Distributed by Steam)
STASIS (Distributed by GOG)
UnderRail (Distributed by Steam)
UnderRail (Distributed by GOG)
A Copy of Shadowrun:

When completing your CrowdOx survey, you will get a chance to select your free game and whether you prefer Steam or GOG.com. After completing your survey, CrowdOx will send you your game key(s) in an email - you can use them and start playing immediately.

> **Important Note**: The free game offerings from third parties (STASIS, UnderRail, Shadowrun: Dragonfall) will be available for the next three months only. **You will not be able to claim those game keys after March 6th, so please get them while you can!**

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$33 REWARD!

DIGITAL COPY

7,964 BACKERS

Get Wasteland 3 and early access at a lower-than-retail price. You can add on a console copy for just $18 and get both!

REWARDS

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)

Estimated Delivery: Q4 2019

$45 REWARD!

WASTELAND SCOUT

1,339 BACKERS

For those who want to know more about our world, this digital package contains multiple items providing more lore and information on WL3, as well as a copy of Wasteland 2!

REWARDS

- Forum Badge

Important Note: The free game offerings from third parties (STASIS, UnderRail, Shadowrun: Dragonfall) will be available for the next three months only. **You will not be able to claim those game keys after March 6th, so please get them while you can!**

As a reminder, the free game offers were:

- **STASIS or UnderRail:** Only available to backers during the first 48 hours of the campaign.
- **Shadowrun: Dragonfall:** Only available to backers at pledge level $40 or above.

This same restriction does **not** apply to our own games such as Wasteland 2 and Torment: Tides of Numenera, only the ones mentioned above.

Once again, if you are missing your CrowdOx survey, you can request CrowdOx re-send it by visiting this page. And if you have any other pledge issues on CrowdOx, please do not hesitate to reach out to us.

That is all for now, but I will have more to share in coming months. See you then!

Thomas Beekers
Creative Producer

Follow Us:
Facebook | Twitter

Oct 6, 2016 | 07:55 AM

myoho1

If you calculate out the $ totals from the pledge tiers right now, they only account for ~470K of the total contributions. It looks like it really was a wise move to switch from KS to Fig as so far, more than 75% of funding is coming in the form of Investing in the game.

Oct 6, 2016 | 07:50 AM

BrotherNone DEVELOPER

You can press the "i" icon atop the page to see the pledges/investment split. We did open up investment (including to previous backers) early so it got a bit of a head start, expect it to level out as we continue.

Oct 6, 2016 | 07:52 AM

Ahenobarbus

Psychonauts 2 got 3,83 millions on Fig and there pledges and investments balance was nearly 50/50. They got 1,95 million by pledges and 1,87 million investment money.

Oct 6, 2016 | 08:06 AM



Wasteland 3

Time to Conquer the Cold

17,707 Total Backers | **$3,121,716** Total Pledged | **114%** Funded

View On Fig   https://wasteland.inxile-entertainment.com/   https://twitter.com/inxile_ent

For more information see the Wasteland 3 campaign on Fig.co

Digital Copy

Get Wasteland 3 and early access at a lower-than-r

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only

Wasteland Scout

For those who want to know more about our world

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only
- Wasteland 2: Director's Cut Digital Copy (PC Only

Bring Your Buddy

SPECIAL TIER: two digital copies of Wasteland 3 and Early Access so you can play with a friend! Note: does n

- Forum Badge
- Wasteland 3 Digital Copy + Early Access (PC Only)
- Extra Digital Copy of Wasteland 3 (PC Only)

From: **Fig** <help@fig.co>
Date: Thu, Oct 6, 2016 at 5:56 PM
Subject: Everything's Coming Up Figs!
To:

View this email in your browser

We're excited to share all the great activity happening on Fig. It's a great list of games, so scroll down and enjoy!

Wasteland 3





Wasteland 3 launched yesterday and is already off to a truly incredible start -- in less than 48 hours, **it's reached 89% of the campaign goal with nearly 12,00 backers**. *Wasteland 3* is inXile Entertainment's ambitious sequel to its critically acclaimed, post-apocalyptic rpg *Wasteland 2* (2014).

Visit the campaign page and help push it past 100%. If you back a reward within the first 48 hours, you'll receive a special offer for a free copy of either the old-school turn-based post-apocalyptic cRPG ***UnderRail*** or the point-and-click horror adventure game ***STASIS***.

Psychonauts 2


fig
GAMES 2
DEVELOPERS
ABOUT
BLOG
INVEST IN FIG
FIG GAME SHARES - PSY2 FOR PSYCHONAUTS 2
Developed by Double Fine Productions
MASSIVE CHALICE
Costume Quest

Now that we've received SEC qualification for our Fig Game Shares for *Psychonauts 2*, we're ready to convert reservations to investments. If you happened to miss out during the campaign, now is your chance to invest. To get started, go to fig.co/PSY2/gameshares which will take you to our investment flow.

Make Sail


MAKE•SAIL

Ahoy! The campaign for *Make Sail* is live on Fig and **83% of the way there with 500+ backers**. *Make Sail* is a physics construction adventure. Players sail their creations through advanced water and wind simulations, surviving an ocean of storms and beasts, while collecting pieces to assemble more complex and personalized boats. Learn more about this inspiring indie game at its campaign page on Fig.

That's all folks! Thanks for your support as we continue our quest to empower creators and help make great games possible!

Best,

Justin
CEO, Fig

The information contained herein is not investment advice and does not constitute a recommendation to buy or

Best,

Justin
CEO, Fig

The information contained herein is not investment advice and does not constitute a recommendation to buy or sell any security or that any transaction is suitable for any specific purposes or any specific person and is provided for information purposes only. Each investor should always carefully consider investments in any security and be comfortable with his/her understanding of the investment, including through consultation with investment and tax professionals.

With regard to any information contained herein regarding a potential securities offering by Fig Publishing, Inc. pursuant to the Regulation A exemption from the registration requirements of the U.S. Securities Act, including opportunities to "reserve" shares as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) any indication of interest is non-binding and involves no obligation or commitment of any kind. Future filings of Preliminary Offering Circulars, and other filings by the company, may also be obtained on the SEC's EDGAR website.

IMPORTANT MESSAGE: An offering statement relating to Fig Publishing, Inc.'s Fig Game Shares – Psychonauts 2 has been filed with the U.S. Securities and Exchange Commission and has been qualified. Prior to any investment in Fig Game Shares – Psychonauts 2, you should review a copy of the offering circular included in such offering statement by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1658966/000121390016017201/f253g2092916_figpublishing.htm , or by requesting a copy by phone at 415-689- 5789 or by writing to Fig at 599 Third St., Suite 211, San Francisco,

SEC's EDGAR website.

IMPORTANT MESSAGE: An offering statement relating to Fig Publishing, Inc.'s Fig Game Shares – Psychonauts 2 has been filed with the U.S. Securities and Exchange Commission and has been qualified. Prior to any investment in Fig Game Shares – Psychonauts 2, you should review a copy of the offering circular included in such offering statement by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1658966/000121390016017201/f253g2092916_figpublishing.htm , or by requesting a copy by phone at 415-689- 5789 or by writing to Fig at 599 Third St., Suite 211, San Francisco, CA 94107. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by applicable law.

Our mailing address is:
Fig
599 3rd Street
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---------- Forwarded message ----------
From: **Fig** <Help@fig.co>
Date: Thu, Sep 29, 2016 at 3:40 PM
Subject: Fig's Filing Qualified by the SEC!
To:

Fig Announcement
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Great news!

Fig Game Shares - PSY2 for *Psychonauts 2* has just been qualified by the SEC! If you reserved an investment, we'll be in touch next week on how to complete the purchase of your shares.


THE STORY OF
fig



In celebration of the SEC qualification news, we've created a "Story of Fig" video, that shows why we started Fig and how this whole journey began.

To read more about the SEC qualification, and why we think this is a such a big deal, check out this blog post.

You may have also heard that *Wasteland 3* is launching next week and will be accepting non-accredited reservations. We're very excited for the next opportunity for all investors to participate. But in the meantime, please consider pledging your support through rewards for *Make Sail*, a gorgeous indie game by Ziba Scott (*Elegy for a Dead World, Girls Like Robots*) currently live on Fig!

We're grateful for your support.

Best,

JUSTIN BAILEY

CEO, Fig

PS: If you have any questions about Fig Game Shares, feel free to reach out to us at invest@fig.co.





MPORTANT MESSAGE: An offering statement relating to Fig Publishing, Inc.'s Fig Game Shares – PSY2 has been filed with the U.S. Securities and Exchange Commission and has been qualified. Prior to any investment in Fig Game Shares – PSY2, you should review a copy of the offering circular included in such offering statement by clicking on the following link: https://www.sec.gov/Archives/edgar/data/1658966/000121390016017011/f1a1215a5_figpublishinng.htm, or by requesting a copy by phone at 415-689-5789 or by writing to Fig at 599 Third St., Suite 211, San Francisco, CA 94107. No offer to sell any securities, and no solicitation of an offer to buy any securities, is being made in any jurisdiction in which such offer, sale or solicitation would not be permitted by applicable law.

With regard to any information contained herein regarding a potential securities offering by Fig Publishing, Inc. pursuant to the Regulation A exemption from the registration requirements of the U.S. Securities Act of 1933, including opportunities to "reserve" shares as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) any indication of interest is non-binding and involves no obligation or commitment of any kind. Future filings of Preliminary Offering Circulars, and other filings by the Company, may also be obtained on the SEC's EDGAR website.

With regard to any information contained herein regarding a potential securities offering by Fig Publishing, Inc. pursuant to the Regulation A exemption from the registration requirements of the U.S. Securities Act of 1933, including opportunities to "reserve" shares as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) any indication of interest is non-binding and involves no obligation or commitment of any kind. Future filings of Preliminary Offering Circulars, and other filings by the Company, may also be obtained on the SEC's EDGAR website.

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From: **Fig** <help@fig.co>
Date: Mon, Oct 31, 2016 at 10:02 AM
Subject: Fig Newsletter: Jazon and the Dead rising today for Halloween
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Jazon and the Dead rising for Halloween!





Trick or Treat

A new Fig campaign for **Jazon and the Dead**, a stylish, un-dead themed game, is rising now just in time for Halloween!

Jazon and the Dead is a style-rich, blood-splashed, top-down, action-adventure game that mixes brain-twisting puzzles with an engaging narrative, dark humor and a hip 80's vibe from 2nd Studio in Denmark. The game's been a labor of love for the team for the past few years, while they've taken on project work from companies of all sizes -- including Disney and Logic Artists. **Jazon and the Dead** has been featured at Develop Brighton, Unite Europe, Casual Connect and the [Select / Start] Play Viborg Animation Festival.

The developers will be doing a special Halloween kickoff stream live on our Twitch channel today at 11:00am PDT.

Click here to get a Halloween treat! You get a $5 discount at any tier $15 or higher!

Trackless now 85% Funded!

Trackless, from Aubrey Serr (Overgrowth, Receiver) and his new studio 12 East Games, is an atmospheric first-person exploration and puzzle game set in the distant future. Inspired by classic games like Zork, Shadowgate, and King's Quest, **Trackless** uses text input that allows you to interact with characters and objects.

There are a just few weeks remaining in the campaign, and your contribution can help get the game past its funding goal.

Contribute here




TRACKLESS

Final Days for Wasteland 3 and Make Sail

We're getting into the final days to contribute to **Wastelands 3** and **Make Sail** this week!

While both of these games have hit their funding goals, you can help make them even better, including stretch goals!

Popcannibal's **Make Sail** campaign ends this Wednesday and inXile's **Wastelands 3** ends this Thursday.

Checkout the campaign pages for their latest updates.





Thanks for your support as we continue our quest to empower creators and help make great games possible!

Best regards,

Best regards,

Fig

The information contained herein is not investment advice and does not constitute a recommendation to buy or sell any security or that any transaction is suitable for any specific purposes or any specific person and is provided for information purposes only. Each investor should always carefully consider investments in any security and be comfortable with his/her understanding of the investment, including through consultation with investment and tax professionals.

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Subject: The Wait is Over: Wasteland 3 Live on Fig!

Wasteland 3: Live on Fig
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Ready to explore the Wasteland?

From the creators of *Wasteland 2* and *Torment: Tides of Numenera* comes *Wasteland 3*! A party-based roleplaying game with an emphasis on deep reactivity, replayability, and strategic combat set in the frozen lands of post-apocalyptic Colorado.

Limited time offer: For the first **48 hours** of this campaign all backers of $20 or more will receive a FREE copy of either the old-school turn-based post-apocalyptic cRPG *UnderRail* or the point-and-click horror adventure game *STASIS*.




WASTELAND 3
STAND WITH US
10.5.16
fig

Enter the Wasteland

You push yourself from the ground. Biting wind claws at your eyes, your throat.

Every inch of your body hurts, but you are alive. Your squadmates are not. They lie motionless, frozen beneath the bloody snow. You will join them if you don't get out of this storm.

A light flickers in the howling dark, over a distant hill. Wincing, you set off towards it.

You start the game as the sole survivor of Team November, a Ranger squad dispatched to the icy Colorado wastes. This is a land of buried secrets, lost technology, fearsome lunatics, and deadly factions. No one here has ever heard of the Desert Rangers.

Your reputation is yours to build from scratch, and your choices may save this land or doom it. With a renewed focus on macro-reactivity, you'll be picking between warring factions, deciding whether locations are destroyed or saved, and making other far reaching decisions that have a marked impact on the shape of your world.

For more information head to the campaign page to support the game.

Cheers,
The Fig team
The information contained herein is not investment advice and does not constitute a recommendation to buy or sell any security or that any transaction is suitable for any specific purposes or any specific person and is provided for information purposes only. Each investor should always carefully consider investments in any security and be comfortable with his/her understanding of the investment, including through consultation with investment and tax professionals.

With regard to any information contained herein regarding a potential securities offering by Fig Productions, Inc. pursuant to the Regulation A exemption from the registration requirements of the U.S. Securities Act, including opportunities to "reserve" shares as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) any indication of interest is non-binding and involves no obligation or commitment of any kind.

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We're excited to say that inXile Entertainments [Wasteland 3] is 112% funded and closing in on their final stretch goals.

With less than **48 hours** left until the campaign closes, you can become a part of this momentous occasion with the other 1,700+ backers if you support the game now!

From getting Wasteland 3, to soundtracks, to designing an encounter, the reward bundles offer unique opportunities to contribute to this amazing game.

Curious about more details? Explore the [updates section].



Curious about more details? Explore the updates section.



Thanks,

The Fig team

inXile announces Wasteland 3 - and it's got multiplayer

Coming to console at the same time as PC.

By Wesley Yin-Poole Published 28/09/2016

inXile has announced Wasteland 3.

The party-based post-apocalyptic role-playing game sequel is set for launch on PlayStation 4 and Xbox One at the same time as PC, Mac and Linux.

inXile said to expect vehicles, environmental dangers and a revamped, more fluid action system.

But the headline new feature is story-driven synchronous or asynchronous multiplayer. You also get to improve your Ranger Base.

Wasteland 3 is set in frozen Colorado. There's a revamped dialog tree system from the writers of Torment: Tides of Numenera, inXile's in-development fantasy RPG.

You start the game as the sole survivor of Team November, a Ranger squad. In Colorado, no-one has ever heard of the Desert Rangers, so you have to build your reputation from scratch.

In multiplayer, you and a friend both control your own squad of Rangers. While the core of Wasteland 3 is a single-player experience, if you play with a friend while both online, you can share missions. But you can also split up and cover more ground.

Once a game is started, you can play Wasteland while your friend is offline and do missions without them. But your decisions have consequence, so you can destroy what your friend has worked to accomplish while they're not around.

As for the vehicles, your ranger uses an upgradeable vehicle for travel. You can use it to store goods, explore and survive. You can even use it as cover in combat.

inXile said core parts of the team, such as writers and artists, are wrapping up on Torment right now, and are rolling directly into Wasteland 3 pre-production.

As with previous inXile games, Wasteland 3 will be crowdfunded. But it's ditching Kickstarter in favour of Fig, the program set up by video game developers including Double Fine's Tim Schafer that lets people not just back projects, but invest in them. (inXile's Brian Fargo is on the Fig advisory board.)

The Wasteland 3 Fig campaign launches next week, 5th October, with a funding target of $2.75m. Of that, $2.25m is the maximum inXile will take for equity. The minimum investment is $1000, but if you want to simply back the project you can do so at a much smaller amount.

Prototype images are below.








UNION STATION





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September 28 ·

Looking for details on Wasteland 3? Eurogamer posted an article earlier today about it!

http://www.eurogamer.net/.../2016-09-28-inxile-announces-wast...



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WASTELAND 3 | 27 October 2016

Wasteland 3's Brian Fargo on ditching Kickstarter: "I'm good at knowing what the winds of change are up to"

By Jeremy Peel



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There's a great irony in the annals of RPG development. While Bioware put together the sunny coastline of Baldur's Gate in Edmonton, Canada - where 123 centimetres of snow falls every year - their counterparts at Black Isle built the frozen wastes of Icewind Dale in scorching California, under the auspices of Brian Fargo's Interplay.

Related: the best PC RPGs.

"That is kinda funny, I hadn't thought about that," laughs Fargo. He and Wasteland 3 lead Chris Keenan are calling from InXile's Newport Beach office. It's 80 °F outside.

"We're burning up here," he says. "I guess for us, when we think of the cold we think of a bleak and post-apocalyptic place."

Wasteland 3 continues the tradition - leaving behind the cracked desert plains that sold its predecessor for the savage cold of a snow-swept Colorado.



Wasteland 3 - Fig Campaign Pitch

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InXile and Wasteland 2 more or less wrote the script for game crowdfunding back in 2012 - following Double Fine Adventure's lead with a pitch that played on nostalgia, replete with comedy sketches about clueless publishers. But even now, with two more Kickstarter wins behind them, the studio get the fear in the hours before setting a campaign live.

"Even though it feels like we're more prepared every single time, and we spend more time thinking about how we want it to go, we sit there before we press the button and we're nervous," Keenan admits. "It's a constant surprise when you see it doing well."

"Oh hey," Fargo exclaims. In a moment of perfect serendipity, the Wasteland 3 campaign has just passed $3 million in funding.

"We never go in with too much confidence," he goes on. "Every campaign has some unique attribute to it that has nothing to do with the last one. With Wasteland 2, it was, 'Oh my God, you're asking for more than anyone has asked for before, you're crazy'. Then with Torment it was, 'But it's not Planescape Torment'. And with Bard's Tale it was, 'You haven't finished Torment yet.'"



This time, it's that Wasteland 3 isn't on Kickstarter, but a new platform named Fig

This time, it's that Wasteland 3 isn't on Kickstarter, but a new platform named Fig. Oh yes: Brian Fargo, perhaps the most visible figurehead and advocate for the merits of Kickstarted games, has moved on.

"I like to think I'm good at knowing what the winds of change are up to," he explains. "And I felt that they were changing as it related to backing things through Kickstarter, at least at the level we were used to."

Although Wasteland 2, Torment: Tides of Numenera and The Bard's Tale IV each pulled in millions of backer dollars for InXile, campaign totals are diminishing across the board. UK market analysts ICO Partners found that gaming Kickstarters raised $8.2m in the first half of 2016, compared to more than $20m in the previous six months.

"Everybody was happy to get these genres back going again, because there were some categories that weren't being addressed," says Fargo. "Certainly role-playing games, point and click adventures. People were being denied them, so we were able to step in.



"Flash-forward a couple of years later, between us and Larian and Obsidian, we have

things as we did in 2012 and 2013 I knew was going to be more difficult to do."

At the pitch stage, Fig functions in much the same way - but the implications of throwing $30 into a campaign's coffers are fundamentally different. Here, developers can offer shares to their backers, with the potential for financial return if things go well.

The idea - and its adoption by backers of Wasteland 3 and Psychonauts 2, to the tune of millions of dollars - marks a shift away from game crowdfunding as a vague space between pre-order and charitable donation. The emotional investment is now a monetary one.

"When I heard about equity crowdfunding I thought, 'Now here's an opportunity to help finance games that will never get tired,'" remembers Fargo. "Because if somebody puts a game through Fig, and everybody who put in their money got a 30%, 40% or 50% return - they're gonna go back for that. Nobody's going to get fatigued from making money."



It's worth mentioning that Fargo is no passing partner of Fig: he's a member of its advisory board, along with Tim Schafer, Obsidian's Feargus Urquhart, and Cliff Bleszinski. There's a sense that Fig's founders have been mindful of the ways in which backlashes against poorly run and poorly explained campaigns have damaged

Bleszinski. There's a sense that Fig's founders have been mindful of the ways in which backlashes against poorly run and poorly explained campaigns have damaged crowdfunding's reputation. The platform works together with developers on marketing and press strategy - while the money gathered from unaccredited investors is released to studios bit-by-bit, in a fashion designed to discourage cash grabs.

"That's an extra mechanism to help if things really go sideways," says Fargo. "I don't think development risk can ever be avoided entirely, but we can certainly help mitigate it. We get a chance to ask the developers some tough questions about how they're going to do it, or where they're going to get the rest of the financing from, or whether the concept is even any good. I get to weigh in on those conversations. I think it only helps.

"This is a paradigm shift, be it with Fig or anybody else, that could change the way games are financed forever. And I wanted to be on the forefront of that."

The InXile boss has got his wish. With a week's campaigning left to go, Wasteland 3 has surpassed the total his studio hit in 2012. However it goes, Fargo is in it now - along with 16,500 others.

WASTELAND 3 | BRIAN FARGO | INXILE ENTERTAINMENT | FIG | KICKSTARTER



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October 28 ·

Brian was interviewed by PCGamesN recently on Wasteland 3 and crowdfunding. Check it out here!



Wasteland 3's Brian Fargo on ditching Kickstarter: "I like to think I'm good at knowing what the winds of change are up to"

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Wasteland 3 will have multiplayer, XCOM-style cinematic camera (update)

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Brian Fargo talks about moving the classic series into the next generation

by Charlie Hall | @Charlie_L_Hall | Sep 28, 2016, 12:00pm EDT

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After several wildly successful Kickstarter campaigns, InXile Entertainment is ready to launch its next project. The pitch for *Wasteland 3*, the sequel to *Wasteland 2*, is ambitious. While the game itself promises to be a bit shorter at 50 hours, the graphics and the feature set will be significantly beefed up. We spoke with studio head Brian Fargo last week to get more details.

Wasteland 3 will be true to the series' roots, allowing players to create a small party of characters and lead them through an isometric role-playing game in the classic style. It will tell the story of Team November, a group of Rangers sent on a mission to Colorado in the aftermath of a global nuclear apocalypse. In the opening sequence of the game, Fargo says, players will be stranded far from civilization and have to fend for themselves. Their biggest challenge early on will be staying alive in the sub-zero temperatures.

But, while many of the game's systems should feel familiar to fans of the series, Fargo says his team is including bold new features that move the franchise into uncharted territory. First on the list is multiplayer, with both synchronous and asynchronous play.



"We're going to have a fucking blast with it," Fargo told Polygon. "And it's not just solving puzzles together. It's about narrative multiplayer and what

can happen when the two of us are in a world, independent of each other, doing other things on the map."

Up to two players can each field a unique team of Rangers. When those teams are close together in the game world they'll be able to take part in the same turn-based skirmishes. But when they're apart, each player will have their own chance to move the campaign story forward, at times leading to a cascade of unintended consequences for the other player.

"Let's say that you're sleeping and I go on a mission where there's a sickness among some cattle," Fargo said. "I decide the resolve it by killing them all. You wake up and you're notified that mission is complete.

"But when you get back to the game there's a radio call. The town? They're kind of pissed about that. They want money for those cattle. You can convince your friend to pay up, or you could pay it yourself. You could even refuse to pay entirely and live with the consequences."



In another example, Fargo said he could envision a situation where one player might convince a village on the map that another player is the messiah. Later, when the second player arrives, villagers might not let him leave for fear their community will be forsaken.

"I love the idea of opening new content that you would not have seen otherwise by clever use of multiplayer," Fargo said. "It's gameplay that's not just a simple lock and key, with different ways of solving the same puzzle. That's less interesting to me now."

Players will be able to play with a friend. Most importantly, Fargo said, they'll be able to break the multiplayer connection at any time. It's essentially an eject button that diverts your game's timeline from the timeline of whomever you're connected to.


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Xbox offers a free game to celebrate 300 backward-compatible titles

InXile has also teamed up with Brotherhood Games, which is comprised of brothers Christopher and Nic Bischoff. While they're also working on the *Stasis* and *Cayne* isometric adventure games, fans might recognize their work from a few clever experiments that showed *Fallout 4* and *BioShock Infinite* from an isometric perspective. With their help, InXile intends to bring a new level of graphical polish to the wasteland.

"IT'S LIGHTYEARS ABOVE WHERE WASTELAND 2 WAS, AND IT'S ALL IN-ENGINE."

"It looks great. It's lightyears above where *Wasteland 2* was, and it's all in-engine," Fargo said. "The other thing is that it's great for conversations, a la *Fallout 4*. The camera is going to come down and you're going to see and hear people speaking their lines, which really helps drive the immersion.

"We're going to break from the isometric for conversations, and we're also going to break from the isometric in other areas where we think we can dial up the drama. *XCOM: Enemy Unknown* is a good example, where you can zoom in on something and cut to the creature shattering through a window and then go back isometric."

InXile Entertainment will launch a fundraising campaign for *Wasteland 3* on Oct. 5 through the Fig equity crowdfunding platform, where Fargo sits on the advisory board. Fig allows for rewards-based crowdfunding alongside investment, and Fargo says the campaign will be open to both accredited and non-accredited investors.



But after raising millions on the platform since 2012, why not stick with Kickstarter? Fargo says his decision was easy. Games-funding on Kickstarter has been losing momentum overall, and deep-pocketed backers are especially few and far between.

"One of the things that we've seen is that back in the good old days of 2012 and 2013 the kind of the $1,000-tiers was a real thing on Kickstarter," Fargo said. "That's really fallen off a cliff since then. And I think that equity gives those people that might have made investments of that size or larger another reason to look at it again.

"IF THESE GAMES START RETURNING PROFITS TO PEOPLE THAT'S SOMETHING THAT YOU'LL NEVER GET TIRED OF."

"We've seen that there are people who have backed Kickstarter projects, are very happy with backing those projects, but then don't go on to fund something else. And I've had people who have backed our games and said, 'Gosh, I never even got a chance to play it.' So you can imagine that it gets difficult to get people's attention with pure rewards-based funding when they haven't had the chance to play the last game they backed, or they haven't backed one in a couple of years.

"I think that Fig has more opportunity ... because if these games start returning profits to people that's something that you'll never get tired of. And it's a system that you'll return to I think with more excitement each time rather than less excitement each time."

However, Fig itself has seen a loss in momentum as well. Its approvals process with the United State Securities and Exchange Commission has dragged on for most of 2016. Their campaigns have also dwindled. At their peak, Fig was running two campaigns a month, but after *Consortium: The Tower* closed in May of this year it's failed to launch another.

Fig announced another round of required filings in June. Since then, SEC records indicate they've had two more in quick succession, which could signal that the process is nearing its conclusion. But whether unaccredited investors, who've been waiting months to fund projects like *Psychonauts 2* and *Consortium: The Tower* will still be willing to pay up is an open question.

Polygon has reached out to Fig for comment, but did not receive a response before publication.

Fargo says that *Wasteland 2* earned his team more than $12 million dollars, and he's using a portion of that money to contribute to the total budget for *Wasteland 3* which is somewhere in the neighborhood of $7 million. The Fig campaign will have a goal of $2.75 million with equity capped at $2.25 million, and Fargo says he's also searching for a publishing partner to contribute some portion as well.

More information, including a gameplay video, will be available when the *Wasteland 3* campaign goes live on Oct. 5.

Update: An earlier version of this article stated that InXile planned to allow random multiplayer matchmaking. The team reached out today to tell us that is not a planned feature. We've adjusted the article to indicate that.

IN THIS STORYSTREAM

Fig is an equity crowdfunding platform built for video games

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Wasteland 2
September 29 ·

Looking for more info on Wasteland 3? Polygon has a lengthy article and spoke to Brian about the game, you can find it here!
http://www.polygon.com/.../wasteland-3-announcement-fig-kicks...

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THUNDERCLAP HOW IT WORKS DISCOVER START

Wasteland 3 Fig Launch

by **inXile Entertainment** category: **Crowdfunding**

"Time to conquer the cold! Support #Wasteland3 on Fig now! http://thndr.me/nsvlmr"

inXile Entertainment EMBED </>

SUPPORTERS
549 of 100
549% of goal supported

SOCIAL REACH
546,756
People

TIME LEFT
Complete
Ends Oct 05, 5:00 PM CEST

COMPLETE

This campaign ended on **October 05 at 5PM**

THE STORY UPDATES



ORGANIZER

inXile Entertainment
@inxile_Ent

Founded by long-time industry veteran Brian Fargo in 2002, inXile Entertainment has

This campaign ended on **October 05 at 5PM**

THE STORY | UPDATES


WASTELAND 3
TIME TO CONQUER THE COLD
fig
inXile

From the creators of Wasteland 2 and Torment: Tides of Numenera comes Wasteland 3! Following the critically acclaimed releases of 2014's Wasteland 2 and 2015's Wasteland 2: Director's Cut, fans have been clamoring for a direct sequel. Now we can bring it to you, with your help!

inXile Entertainment is launching its crowdfunding campaign for Wasteland 3 on Fig.co on October 5th, allowing people to back and get unique rewards at all-time low prices, or to invest and be a part of the game's success in the most direct sense.

Sign up on Thunderclap so we can spread the word and make this a memorable, epic launch!

ORGANIZER

inXile Entertainment
@Inxile_Ent

Founded by long-time industry veteran Brian Fargo in 2002, inXile Entertainment has embraced crowdfunding to help create the kind of games we love to play.

THUNDEROUS SUPPORTERS

IAmRomeo
281,714 Connections

Krowdster
54,461 Connections

Brian Fargo
27,231 Connections

Quip Game
13,086 Connections

RECENT SUPPORTERS

Mike Franco
2 months ago

Andreas Rönnquist
2 months ago

Jonathan Hashimoto

From the creators of Wasteland 2 and Torment: Tides of Numenera comes Wasteland 3! Following the critically acclaimed releases of 2014's Wasteland 2 and 2015's Wasteland 2: Director's Cut, fans have been clamoring for a direct sequel. Now we can bring it to you, with your help!

inXile Entertainment is launching its crowdfunding campaign for Wasteland 3 on Fig.co on October 5th, allowing people to back and get unique rewards at all-time low prices, or to invest and be a part of the game's success in the most direct sense.

Sign up on Thunderclap so we can spread the word and make this a memorable, epic launch!


27,231 Connections


Quip Game
13,086 Connections

RECENT SUPPORTERS


Mike Franco
2 months ago

Andreas Rönnquist
2 months ago


Jonathan Hashimoto
2 months ago


Jared Evans
2 months ago



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October 1 ·

Our Thunderclap has amassed over HALF A MILLION people in social media reach already! Help spread the word on Wasteland 3 come launch day and let's make it awesome together!

https://www.thunderclap.it/pro…/47757-wasteland-3-fig-launch


WASTELAND 3
TIME TO CONQUER THE COLD
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INXILE

Wasteland 3 Fig Launch on Thunderclap

Time to conquer the cold! Support #Wasteland3 on Fig now!

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September 28 ·

Sweet squeezins! Our Thunderclap for Wasteland 3 has already screamed past its goal. We've collected over 355,000 reach for the Fig launch on October 5th, but you can still share your support. Let's see just how far we can spread the word! thndr.me/pb8qN1



WASTELAND 3
TIME TO CONQUER THE COLD
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Wasteland 3 Fig Launch

I just supported Wasteland 3 Fig Launch on @ThunderclapIt // @Inxile_Ent

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Wasteland 2
September 28 ·

Be sure to show your support for Wasteland 3 via Thunderclap when the campaign launches on October 5th!

http://thndr.me/pb8qN1


WASTELAND 3
TIME TO CONQUER THE COLD
10.5.16
fig

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Patrick Blaho, Richard Taylor, Russ Carleton and 449 others like this.   Chronological

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Alvaro Dodero Ill work my way to this game. i really loved alksmdlkadsa


WASTELAND 3

GAME COMMUNITY PLEDGE

The Game
- Introduction

Media
- Videos
- Images

Videos


Fig Campaign Pitch


A Frosty Reception


The Patriarch's Call


fig
The Story of Fig


GET RETURNS FROM WASTELAND 3
Developed by inXile Entertainment
PLATFORMS:
VIEW THE CAMPAIGN

You will be investing in a Fig entity, which will issue you **Units in Fig WL3 LLC**, that will pay distributions based on the sales receipts of *Wasteland 3*. Fig will be supporting the development of *Wasteland 3*, developed by inXile Entertainment.

Non-accredited investors will be able to place a reservation for WL3 Game Shares, which due to regulatory requirements are different securities of Fig that will be described in an offering circular to be made available at a later time. The WL3 Game Shares will be designed to reflect the economic performance of the license agreement with inXile Entertainment for Wasteland 3. The information below is intended solely for accredited investors for the current offering. Non-accredited investors should rely upon the future offering circular that describes the WL3 Game Shares when it is made available to them.

Security	Units in Fig WL3 LLC
Game	Wasteland 3
Price Per Unit	$1,000
Maximum Amount of Offering	$2,250,000
Use of Proceeds	Fig's general working capital, including funding the development of the various games Fig publishes
Revenue Sharing Terms	a. Fig will receive 31% of sales receipts until Fig receives 1.36x the amount provided to the Developer to develop the game; and thereafter b. Fig will receive 10% of sales receipts until revenue sharing with Fig drops below $10,000 per month for three consecutive months.

ADDITIONAL INFORMATION

HOW INVESTING WORKS ON FIG

These charts show generally how game development will be funded and how sales receipts will be shared.



FUNDING OF DEVELOPMENT
PLEDGES
INVESTMENT
~2.7% Transaction Costs
~97.3% to the Developer
fig LLC
Fig Funds
DEVELOPER
FUTURE GAME REVENUE
69%
31%
DEVELOPER SHARE
INVESTOR RETURNS

1. Investors invest through Fig WL3, LLC, formed by Fig solely for Wasteland 3.
2. Fig funds inXile Entertainment, using the investment proceeds.
3. When the game sells, inXile will pay Fig a revenue share on their sales receipts. The revenue share is 31% before 1.36x the Fig Funds is returned; thereafter, the revenue share is 10% (until the revenue sharing to Fig drops below $10,000 for three consecutive months).
4. Fig WL3, LLC makes quarterly distributions of the revenue share to the investor members of the LLC.

INFORMATION ON WASTELAND 2



WASTELAND 2
UNITS
600,000+
REVENUE
$12,000,000+
$ 2M "APPROXIMATE"
CONSOLES
$10M "APPROXIMATE"
PC
PCWorld
"The writing shines in WL2, but it's the sheer flexibility of the game that wows me." - PCWorld
87/100 ON METACRITIC

REVENUE SHARING CALCULATIONS

This graph shows the estimated lifetime distributions for every $1,000 unit, at various levels of game sales. *


Assumes
- $49.99 at launch
- Avg. lifetime net sales price of $21.57
- $2.5M in total investment
1.36x Return
Breakeven
10% Revenue Sharing
31% Revenue Sharing
Anticipated Distributions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Unit Sales of Comparison Games
$39.99 at launch (2014)
WASTELAND 2
$44.99 at launch (2015)
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
Unit Sales of Game

* This graph above presents forward-looking statements that are subject to unknown risks and uncertainties. If any assumptions behind these estimates prove to be incorrect, or if any costs not accounted for prove to be material, then the point at which an investor would break even, and other points on this graph, could be substantially higher than estimated. Be cautious and do not to place undue emphasis on forward-looking statements in making your investment decisions.

The number of PC owners of comparison games is presented solely to help indicate how many units of the current game might be sold. However, the number of PC owners may not be a reliable indicator of the number of sales made, the comparability of games is based on our judgment and may not be reliable, and none of this data evidence the financial performance of the comparison games. As a result, past sales of other games may not be relevant to an assessment of the current game, and past performance is not a reliable indicator of future performance.

BUDGET ALLOCATION

Estimated sources for funding the overall budget of the game:


fig
40%
INXILE
40%
OUTSIDE PARTNERS
20%
WASTELAND 3 BUDGET ALLOCATION ESTIMATE

MORE INFORMATION

Please read this opportunity's Investment Materials that are available once you begin the investment below. Also, additional information about Fig can be found in its SEC filings online at www.sec.gov.

Fig's SEC Filings

BECOME AN INVESTOR

Ready to invest? Get started now.

GET STARTED

or View the Reward Bundles

GET THE LATEST FIG NEWS

Your email address

SIGN UP

SAY HELLO

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.

GET RETURNS FROM WASTELAND 3

Developed by inXile Entertainment


WASTELAND 3
TIME TO CONQUER THE COLD

1 — 2 — 3

You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life – a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.


1) Investor Profile
I am investing as an individual.
YES
NO
What is your annual income and net worth?
Your income information will only be used to determine your eligibility to invest.
Annual Income
$0
$100K
$200K
$300K
$400K
$500K+
1
2
3

Your Profile

Full Name
FirstName LastName

Phone Number

Date of Birth
mm/dd/yyyy

Country of Citizenship

Country of Residence

Street address

City

State/Province/Region

Zip code

Backup Withholding:

☐ I am subject to backup withholding
(This is uncommon)

Residency:

○ US Citizen or Resident
○ Non-US Citizen or Resident

SAVE AND CONTINUE

2) Investment Amount and Bank Details

3) Sign Agreements and Transfer Funds

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.

fig GAMES 1 DEVELOPERS ABOUT BLOG

GET RETURNS FROM WASTELAND 3

Developed by inXile Entertainment


WASTELAND 3
TIME TO CONQUER THE COLD

1 — 2

You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life – a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.

1) Investor Profile

I am investing as an individual.

YES | NO

What is your annual income and net worth?

Your income information will only be used to determine your eligibility to invest.

Annual Income

$100,000

$0 | $100K | $200K | $300K | $400K | $500K+

Net Worth or Joint Net Worth

$500,000

$0 | $500K | $1M | $2M | $5M+

You qualify as a **non-accredited investor**. If you think you should qualify as an accredited investor, if you are not investing as an individual, or if you have any questions about this process, please email us at invest@fig.co.

At this time we are not able to collect your investment for Wasteland 3. Non-accredited investors will be able to place a reservation for WL3 Game Shares, which due to regulatory requirements are different securities of Fig that will be described in an offering circular to be made available at a later time. The WL3 Game Shares will be designed to reflect the economic performance of the license agreement with inXile Entertainmentfor Wasteland 3. Non-accredited investors should rely upon the future offering circular that describes the WL3 Game Shares when it is made available to them.



Your Profile

Full Name
FirstName LastName

Phone Number
415-555-1212

Date of Birth
01/01/1980

Country of Citizenship
United States

Country of Residence
United States

Street address
555 Main St

City
San Francisco

State
California

Zip code
94114

Backup Withholding:

☐ I am subject to backup withholding
(This is uncommon)

Residency:

◉ US Citizen or Resident
○ Non-US Citizen or Resident

US Residents - SSN (Social Security Number) or Taxpayer ID:

Your SSN or Taxpayer ID
●●●●●●●●●●●

SAVE AND CONTINUE

2) Reservation Amount

GET THE LATEST FIG NEWS

Your email address

SIGN UP

SAY HELLO

ABOUT FIG JOBS BLOG TERMS OF USE PRIVACY POLICY HELP & FEEDBACK

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.

Questions / Feedback


fig
GAMES 1
DEVELOPERS
ABOUT
BLOG
GET RETURNS FROM WASTELAND 3
Developed by inXile Entertainment
WASTELAND 3
TIME TO CONQUER THE COLD
1
2

You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life - a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.

1) Investor Profile — Edit

2) Reservation Amount

I would like to reserve:

(all amounts in USD)

- $15,000
- $10,000
- $5,000
- $1,000
- *Other*

Are you reserving as a natural person (i.e. a human) and is the greater of your annual income OR net worth more than $0?

YES NO

SAVE

GET THE LATEST FIG NEWS

Your email address

SIGN UP

SAY HELLO

ABOUT FIG JOBS BLOG TERMS OF USE PRIVACY POLICY HELP & FEEDBACK

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.

Questions / Feedback


fig
GAMES 1
DEVELOPERS
ABOUT
BLOG
GET RETURNS FROM WASTELAND 3
Developed by inXile Entertainment
WASTELAND 3
TIME TO CONQUER THE COLD
1
2

You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life - a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.

1) Investor Profile Edit

2) Reservation Amount

I would like to reserve:

(all amounts in USD)

$15,000

$10,000

$5,000

$1,000

Other

Are you reserving as a natural person (i.e. a human) and is the greater of your annual income OR net worth more than $150,000?

YES

NO

You must be reserving personally as a natural person AND your reservation cannot exceed 10% of your annual income or your net worth, whichever is greater.

SAVE

GET THE LATEST FIG NEWS

Your email address

SIGN UP

SAY HELLO

ABOUT FIG JOBS BLOG TERMS OF USE PRIVACY POLICY HELP & FEEDBACK

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.

Questions / Feedback


fig
GAMES 1
DEVELOPERS
ABOUT
BLOG
GET RETURNS FROM WASTELAND 3
Developed by inXile Entertainment
WASTELAND 3
TIME TO CONQUER THE COLD
1
2

You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life - a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.

1) Investor Profile Edit

2) Reservation Amount

I would like to reserve:

(all amounts in USD)

$15,000

$10,000

$5,000

$1,000

Other

Are you reserving as a natural person (i.e. a human) and is the greater of your annual income OR net worth more than $150,000?

YES

NO

SAVE

GET THE LATEST FIG NEWS

Your email address

SIGN UP

SAY HELLO

ABOUT FIG   JOBS   BLOG   TERMS OF USE   PRIVACY POLICY   HELP & FEEDBACK

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.

Questions / Feedback


fig
GAMES 1
DEVELOPERS
ABOUT
BLOG
GET RETURNS FROM WASTELAND 3
Developed by inXile Entertainment
WASTELAND 3
TIME TO CONQUER THE COLD
1
2

You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life - a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.

1) Investor Profile Edit

▾ 2) Reservation Amount

I would like to reserve:

(all amounts in USD)

$15,000

$10,000

$5,000

$1,000

Other $1,000,000

Amount must be a multiple of $1,000 not greater than $15,000

Are you reserving as a natural person (i.e. a human) and is the greater of your annual income OR net worth more than $10,000,000?

YES NO

SAVE

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.


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GAMES 1
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GET RETURNS FROM WASTELAND 3
Developed by inXile Entertainment
WASTELAND 3
TIME TO CONQUER THE COLD
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You are three simple steps away from completing your investment in this campaign!

By participating, you will help Fig bring this incredible game to life – a feat that relies on the generous support from you and others! Prior to making any investment in Units in Fig WL3 LLC, you should review the Investor Materials.

At this time, not everyone will be able to participate in Wasteland 3 returns due to the unpredictable timing of the SEC's review process. To see what investment options are available to you, please fill out the short investment survey below.

1) Investor Profile

2) Reservation Amount

THANK YOU FOR YOUR RESERVATION

FirstName LastName

You have reserved

$15,000

Thank you for reserving your investment. What happens now?

- An offering circular will be made available to you online when we make our filing for this offering with the SEC.
- We will notify you by email when the non-accredited investment for WL3 Game Shares launches, at which point you will have access to the complete terms of the investment and the option to invest. No sales will be made or commitments to purchase accepted until the offering statement is qualified by the U.S. Securities and Exchange Commission. Your indication of interest is non-binding and involves no obligation of any kind. A copy of all of our SEC filings may be obtained on the SEC's EDGAR website
- Regular email updates from us and inXile Entertainment
- If you have questions, you can get in touch with us via this help form
- Review the Investor Materials at any time.

OKAY!

IMPORTANT MESSAGE: Fig.co (the "Site") is a website owned and operated by Loose Tooth Industries, Inc. By accessing this Site and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time. The securities offered by the issuers on the Site (the "Securities") may be sold only to (A) investors who are (i) "Accredited Investors" as defined in Rule 501 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or (B) certain eligible investors who are not "U.S. persons" as defined in Rule 902 under the Securities Act, or (C) otherwise eligible to invest in Securities as discussed elsewhere on the Site. Accredited Investors will be required to provide supporting documentation evidencing their accredited status. All investors using the Site must acknowledge and accept the high risks associated with investing in the Securities. These risks include holding your investment for periods of months or years with limited or no ability to resell and losing your entire investment; you must have the ability to bear a total loss of your investment without a change in your lifestyle. The Site may contain "forward looking statements" which are not guaranteed. Potential investors should read all of the investment documents that are provided to them. Fig is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any such registration. All investors should make their own determination of whether or not to make any investment, based on their own evaluation and analysis. The Securities are being offered and sold only in jurisdictions where such offers and sales are permitted; it is solely your responsibility to comply with the laws and regulations of your jurisdiction of residence. You are strongly advised to consult your legal, tax and financial advisors before investing.

With regard to communications by an issuer on the Site to gauge interest in a potential Securities offering pursuant to the Regulation A exemption from the registration requirements of the Securities Act, including opportunities to "reserve" Securities as indications of interest in the potential offering, please note (i) that no money or other consideration is being solicited thereby, and if sent in response, will not be accepted, (ii) no sales will be made or commitments to purchase accepted until the offering statement for the potential offering is qualified by the U.S. Securities and Exchange Commission, (iii) any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date, and (iv) an indication of interest is non-binding and involves no obligation or commitment of any kind.

Multiple offerings of Securities may be conducted on this Site. Prior to any investment in any Securities, you should review a copy of the current offering circular relating to those Securities included in the offering statement relating those Securities filed with the U.S. Securities and Exchange Commission, by clicking on the following link: Fig Publishing, Inc. CIK#: 0001658966.